                                                                    EXHIBIT 10.3



                            MET HOLDINGS CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN

                          ---------------------------

                                FIRST AMENDMENT

                          ---------------------------

         WHEREAS, Met Holdings Corporation (the "Company") maintains the Met Holdings Corporation Employee Stock Ownership Plan (the "Plan"); and

         WHEREAS, the Board deems it to be in the best interest of the Company, its subsidiaries, and their employees to amend the Plan.

         NOW, THEREFORE, pursuant to Section 16 of the Plan, the Plan is hereby amended as follows, effective January 1, 1992, except that Paragraph 3 below shall be effective January 1, 1994.

         1. Section 1.41(b) of the Plan is amended in its entirety by adding the following sentence immediately at the end thereof to provide as follows:

                 For eligibility purposes, an Employee's eligibility computation period will begin on the date the Employee performs his first Hour of Service for the Company.

         2. Section 2.1 of the Plan is amended by adding the following sentence at the beginning of the second paragraph to provide as follows:

                 If an Employee terminates employment prior to meeting the above-stated service requirement and is subsequently rehired, the Employee shall be treated as a new Employee upon his date of rehire, and his prior Service shall be disregarded for eligibility purposes.

         3. Effective January 1, 1994, Section 2.2 of the Plan is amended in its entirety to provide as follows:

                 A Participant shall be entitled to share in any allocation of the Company's contribution for a particular Plan Year if and only if the Participant completes 500 Hours of Service and is employed on the last day of the Plan Year.

         4. Section 7.3 of the Plan is amended by adding the following sentence immediately at the end of the second paragraph to provide as follows:

                 To the extent required under Treasury Regulation Section 1.401(a)-14(b) (3), a participant who elects to defer receipt of benefits may not do so hereunder if the exercise of such election will cause benefits payable under the Plan with respect to the Participant in the event of his death to be more than "incidental" within the meaning of paragraph
                 (b)(1)(i) of Section 1.401-1.

         5. Section 10.6 of the Plan is amended by revising its first and second sentences to provide as follows:

                 As soon as practicable after a Participant terminates Service for a reason other than retirement, Total Disability or death, the Committee shall direct the Trustee to place the value of the Participant's Account as of its most recent valuation in one (1) or more segregated investment accounts Permitted under the Plan in trust for the named Employee. If the vested portion of the Participant's Account has not exceeded $3,500 in value as of any Valuation Date preceding the Participant's termination of employment with the Company, the Participant shall be paid the vested portion as soon as practicable following his termination of employment, in cash (unless the Participant elects to receive such payment in shares of Qualifying Employer Securities) without regard to the Participant's election related to the timing of such payments. If the Participant, upon termination of Service for any reason other than retirement, death, or Total Disability, does not consent to the payment of the vested portion of the Participant's Account, and if the value of such Account exceeds $3,500 on the Valuation Date immediately following the Employee's termination of Service (or as of any prior Valuation Date), the vested portion of the Participant's Account will be distributed in the calendar year in which the Participant attains age 65, unless the Participant makes a written election to receive such payment as soon as practicable after his termination of employment.


         6. The Plan is amended by adding Section 10. 11 to provide as follows:

                 Eligible Rollover Distributions. This Section applies to distributions made from the Plan to Distributee's on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section -- "Distributee" means the Employee or former Employee, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations order, as defined in Section 414 (p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                 "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408 (b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse of a Participant, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                 "Direct Rollover" means a payment by the Plan to, the Eligible Retirement Plan specified by the Distributee.

                 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
                 Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

         7. Section 11.2(d) of the Plan is amended by revising the top-heavy vesting schedule to provide as follows:

                 Years of Service           Percent Vested
                 ----------------           --------------
                 Less than 1 year                  0%
                       1                          20%
                       2                          40%
                       3                          60%
                       4                          80%
                 5 or more years                 100%


         8. Section 7.4 of the Trust is amended by inserting the words "not less often than annually" after the word "obtain" in the first sentence.

         9. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Plan or any agreement entered into thereunder, other than as stated above.

                                        MET HOLDINGS CORPORATION




                                        By
                                          -----------------------------------
                                        Its
                                           ----------------------------------




Date                                                 Attest:
                                                            -----------------
          (Seal)
----------

                            MET HOLDINGS CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN





                  UNDER SECTIONS 401(a) AND 4975(e)(7) OF THE

                   INTERNAL REVENUE CODE OF 1986, AS AMENDED

                        EFFECTIVE DATE: JANUARY 1, 1992

                                    ADOPTION

                                       OF

                            MET HOLDINGS CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN



         The Board of Directors of Met Holdings Corporation (the "Company") has, on December 23, 1992, adopted this Employee Stock Ownership Plan ("Plan") as hereinafter stated in Part I and Part II of said Plan, attached hereto and made a part hereof. The Plan, effective January 1, 1992, is designed to qualify as a money purchase pension under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to fixed contributions made under Section 3. 1 (a) of the Plan, and as a stock bonus plan under Section 401(a) of the Code with respect to any contributions made under Section 3.1(b) of the Plan. The Plan is also designed to qualify as an employee stock ownership plan under Section 4975(e)(7) of the Code.

         IN WITNESS WHEREOF, the Company has caused this Plan to be adopted and has accepted the duties and responsibilities of Plan Administrator pursuant to the Employee Retirement Income Security Act ("ERISA") as of this 23rd day of December, 1992.



                                     MET HOLDINGS CORPORATION


                                     By:
                                        -----------------------------------
                                              Its President


                                     ATTEST:


                                     By:
                                        -----------------------------------
                                              Its Secretary

                                     PART I

                               TABLE  OF CONTENTS






SECTION NUMBER                                                                                                        PAGE
--------------                                                                                                        ----
 1.      Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
 2.      Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
 3.      Company Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
 4.      Participants Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
 5.      Allocation of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
 6.      Allocation To Participant's Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
 7.      Retirement and Distribution of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
 8.      In Event Of  Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 9.      In The Event Of Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
10.      In The Event Of Termination Of Employment Or Change In Status  . . . . . . . . . . . . . . . . . . . . . . .  22
11.      Top Heavy Rules and Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
12.      Administration Of The Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
13.      Management of the Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
14.      Obligations Of The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
15.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
16.      Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
17.      Suspension, Discontinuance and Plan Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
18.      Inclusion Of Other Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                   SECTION 1

                                  Definitions

The following words and phrases used herein have the following meanings, unless a different meaning is plainly required by the context:

         The masculine pronoun wherever used shall include the feminine pronoun and the singular shall include the plural.

1.1 "Account" means the record of the Participant's interest in the Trust Fund, maintained by the Committee pursuant to Section 5.

1.2 "Acquisition Loan" means an Exempt Loan (or other extension of credit) used by the Trust to finance the acquisition of Qualifying Employer Securities which loan may constitute an extension of credit to the Trust from a party in interest.

1.3 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1988, as applied to such items and in such manner as the Secretary shall provide.

1.4      "Affiliate" means any employer aggregated with the Company under
         Section 414(b), (c), (m), or (o) of the Code.

1.5      "Anniversary Date" means the last day of the Plan Year.

1.6      [RESERVED FOR FUTURE USE]

1.7 "Beneficiary" means the person or person designated under Section 9 to receive a Participant's interest in the Plan in the event of the Participant's death before the Participant has received a distribution of his entire interest in the Plan.

1.8      "Board of Directors" means the Board of Directors of the Company.

1.9 "Code" means the Internal Revenue Code of 1986, as amended, together with regulations promulgated pursuant thereto.

1.10 "Committee" or "Administrative Committee" means the committee appointed to manage and administer the Plan as provided in Section 12.

1.11     "Company" means Met Holdings, Inc., its successors and assigns.

1.12 "Compensation" means the amount of W-2 earnings paid to an Employee by the Employer (plus any amounts withheld from the Employee under a 401(k) Plan or cafeteria plan sponsored by the Employer) within a Plan Year. Only the first $200,000 (or such larger amount as determined by regulations under Section 415(d) and 416 of the Code) of a

         Participant's annual compensation shall be treated as compensation for purposes of the Plan. Company contributions for pensions, profit sharing or insurance benefits are also excluded.

         Notwithstanding the foregoing, for purposes of determining the $200,000 Compensation limit for purposes of Section 1.10 in defining a Key Employee, and for the purposes of determining minimum contributions or benefits, should the Plan be Top-Heavy as provided in
         Section 11, Compensation shall be defined as an Employee's W-2 earnings from the Company for the Plan Year.

         In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individual in proportion to each such individual's compensation as determined under this Section prior to the application of this limitation.

1.13 "Effective Date" of the Plan means January 1, 1992 subject to the condition subsequent that it be approved and qualified under the Internal Revenue Code.

1.14 "Employee" means any person who (a) is in the employment of the Employer, and (b) whose wages from the Employer are subject to withholding for the purposes of Federal Income Taxes and the Federal Insurance Contribution Act. "Employee" shall not include any person who is paid by an Employer as an independent contractor.

1.15 "Employer" means the Company, Metropolitan Bank for Savings, F.S.B., and any other company which, with the Company's consent, adopts the Plan and joins in the Trust Agreement.

1.16 "Entry Date" means the last day of the Plan Year. Additionally, the Committee may, on a uniform and nondiscriminatory basis, at any time and from time to time authorize a special entry date for eligible participants, but prior to the next regularly scheduled Entry Date.

1.17 "ESOP" means an Employee Stock Ownership Plan as defined in Section 4975(e)(7) of the Code.

1.18 "Exempt Loan" means a loan made to the Plan which satisfies the requirements of Section 2550.408b-3 of the Department of Labor Regulations, Section 54.4975-7(b) of the Treasury Regulations, and the Trust Agreement.

1.19 "Family Member" means an Employee who is the Employee's spouse, lineal ascendant or descendant, or spouse of such lineal ascendant or descendant, of an Employee who is a five percent owner of the Company, or if not a five-percent owner is a Highly Compensated Employee as defined in 1.43 of the Plan and is also in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Year.

1.20 "Financed Shares" means shares of Qualifying Employer Securities acquired by the Trust with the proceeds of an Acquisition Loan, whether or not pledged as collateral to secure the repayment of such Acquisition Loan.

1.21 "Forfeiture" means that portion of a Participant's Account that is not vested, and occurs on the earlier of (1) the Participant's termination of employment with the Company and. the distribution of the entire vested portion of a Participant's Account, or (2) the last day of the Plan Year in which the Participant incurs five (5) consecutive one-year Breaks in Service (as defined in Section 1.24(b) hereof).

1.22 "Highly Compensated Employee" means highly compensated active employees and highly compensated former employees.

         A highly compensated active employee includes any Employee who performs service for the Company or an Affiliate during the determination year and who, during the look-back year: (i) received Compensation in excess of $75,000 (as adjusted pursuant to Section 415
         (d) of the Code); (ii) received Compensation in excess of $50,000 (as adjusted pursuant to Section 415 (d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Company or an Affiliate and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

         The term highly compensated employee also includes: (i) an Employee who is both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and who is one of the 100 Employees who received the most Compensation from the Company or an Affiliate during the determination year; and
         (ii) employees who are 5 percent owners at any time during the look-back year or determination year.

         If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

         A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Company during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated

         Employee who is one of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Company or an Affiliate during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and contributions equal to the sum of such compensation and plan contributions of the family member and 5 percent owner or top- ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

1.23 "Late Retirement Date" means the Anniversary Date coinciding with or next following a Participant's actual Retirement Date, after having reached his Normal Retirement Date.

1.24     "Limitation Year" means the Plan Year.

1.25 "Loan Suspense Account" means an account in which Qualifying Employer Securities are held and which has not been allocated to Participant's Accounts because they were purchased with borrowed funds pursuant to the provisions of Section 13.4 hereof or transferred to such account pursuant to the terms hereof.

1.26 "Non Highly Compensated Employee" means an Employee who is neither a Highly Compensated Employee nor a Family Member.

1.27 "Non-Key Employee" is an Employee who is not a Key Employee. Non-Key Employees shall include Employees who are former Key Employees.

1.28 "Normal Retirement Age" means the date a Plan Participant, if still an Employee, attains age 65.

1.29 "Normal Retirement Date" means the first day of the month coincident with, or next following, the date upon which a Participant attains his Normal Retirement Age.

1.30 "Other Investments Account" means the Account of a Participant which reflects his interest in the Plan attributable to Trust assets other than Qualifying Employer Securities.

1.31 "Participant" means an Employee who is included in the Plan as provided in Section 2.1.

1.32 "Participant's Account" means a separate account, maintained in the aggregate by the Committee, for each Participant with respect to his total interest in the Plan and Trust.

1.33 "Participant's Company Stock Account" means the Participant's Account, credited with Qualifying Employer Securities.

1.34 "Plan" means the Met Holdings Corporation Employee Stock ownership Plan as set forth herein.

1.35 "Plan Year" means the 12 month period ending on December 31 of each year.

1.36 "Pregnancy or Child Care Leave of Absence" shall mean, with respect to a Plan Year commencing on or after July 1, 1984, a compensated or uncompensated leave of absence of fixed or indefinite duration granted to an Employee by the Company or an Affiliate pursuant to a written request which is submitted to the Company or Affiliate by the Employee no later than thirty (30) days prior to the first day of the proposed leave of absence that is sought (i) because of the pregnancy of the Employee, (ii) because of the birth of a child of the Employee, (iii) because of the placement of a child with the Employee in connection with the adoption of such child by such Employee or for the purpose of enabling the Employee to care for a child for a period beginning immediately after the birth of such child to the Employee, or (iv) because of A the placement of such child with the Employee, or (v) because of an absence of not more than two (2) consecutive calendar years in duration which, upon his return to the employ of an Company or an Affiliate, the Employee demonstrates to the satisfaction of the one Company to have been for one of the four aforementioned purposes.

1.37 "Qualified Domestic Relations Order" means a judgment, decree or order (including an approval of a property settlement agreement) that relates to the provision of child support and/or alimony payments or marital property rights to a Spouse, former Spouse, child or other dependent of a Participant, that is made pursuant to a domestic relations law (including a community property law) of a State, that creates or recognizes the right of an alternative payee, or assigns to an alternative payee the right, to receive all or a portion of the benefit payable to the Participant under the Plan, that sets forth the specific information required by Section 414(p)(2) of the Code to be included therein and that does not alter the amount or form of the benefit otherwise payable to the Participant.

1.38 "Qualified Election Period" means the six Plan Year period beginning with the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant.

1.39 "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan.

1.40 "Qualifying Employer Securities" or "Company Stock" means the shares of common stock of the Company as described in Section 4975 (e) (8) of the Code (or of a corporation which is a member of a controlled group with the Company) which is readily tradable on an established securities market; or if not readily tradable, meets the following criteria:

         (a) is a common stock issued by the Company (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of that class of common stock having the greatest voting power, and

         (b) that class of common stock having the greatest dividend rights.

         Noncallable preferred stock shall be deemed to be "Qualifying Employer Securities" if such stock is convertible at any time into stock which constitutes "Qualifying Employer Securities" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable.

1.41 "Service" means any computation period during which an Employee was in the employment of the Employer or an Affiliate including service before the Effective Date of this Plan. It shall include any period during which an Employee is on leave of absence authorized by his Company. All leaves of absence shall be granted in a uniform and nondiscriminatory manner to all Employees in similar circumstances.

         (a) Any Participant who leaves the active Service of the Company or an affiliated Company to enter the Armed Forces of the United States of America during a period of national emergency or compulsory military Service law of the United States of America shall be deemed to be on leave of absence during the period of his Service in such Armed Forces and during any period after his discharge from such Armed Forces in which his re-employment rights are guaranteed by law.

         (b) For vesting purposes, a "Year of Service" shall be any Plan Year in which the Employee completes 1,000 Hours of Service; provided that no Employee shall be credited with Years of Service for Service prior to 1992, for vesting purposes. For eligibility purposes, an Employee's eligibility computation period will begin on the date the Employee performs his first Hour of Service for the Company.

         (c) "Hour of Service" means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed.

                 Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.-200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

                 Each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Company. These hours shall be credited to the

                 Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made.

                 For purposes of hours of Service credited for periods during which no duties were performed, the method of determining the number of hours to be credited and the method of crediting such hours to commutation periods shall conform to the requirements set forth in Sections 2530.200(b)-2(b) and (c) of the Department of Labor Regulations.

                 The Company and its Affiliates. Hours of Service will also be credited for any individual considered an Employee under
                 Section 414(n).

                 Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of Service which would otherwise have been credited to such individual, but for such absence, or in any case in which such hours cannot be determined, 8 hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the Pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in Service in that period, or (2) in all other cases, in the following computation period.

         (d) "Benefit Accrual Computation Period" shall be defined as the Plan Year.

         (e)     "Vesting Computation Period" shall be the Plan Year.

         (f) "Break in Service" means any commutation period in which an Employee works five hundred (500) Hours of Service or less. Except as other-wise provided above, any year in which an Employee works more than five hundred (500) Hours of Service, but less than one thousand (1,000) Hours of Service shall not be recognized as Service, but this shall not be a Break in Service.

         (g) In the event that an Employee who incurred a Break in Service is subsequently re-employed, his Years of Service shall be cumulative for vesting purposes, except that if the Employee, at the time of his Break in Service, had no vested interest and the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the number of pre-break Years of Service, Years of Service prior to such Breaks in Service shall be disregarded. The same provision shall apply in the case of an Employee whose Service has been broken because he worked less than five-hundred (500) Hours of Service in a given Plan Year when he resumes working at least one thousand (1,000) Hours of Service per Plan Year.

1.42 "Spouse" means the lawful husband or wife of a Participant on the date specified.

1.43 "Suspense Account" means the total forfeitable portion of all Former Participants' Accounts which has not yet become a Forfeiture during any Plan Year.

1.44 "Taxable Year" means, with respect to each Employer, the fiscal year adopted by such company from time to time for Federal income tax purposes.

1.45 "Total Disability" or "Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the Federal Social Security Acts.

1.46 "Trust Agreement", means the trust agreement set forth in Part II of this Plan.

1.47 "Trust Fund" means the fund described in Section 13, and maintained in accordance with the terms of the Trust Agreement.

1.48 "Trustee(s)" means the person(s), or corporation(s), accepting the appointment of Trustee(s) and acting as such, including any successor Trustee(s), pursuant to the Trust Agreement.

1.49 "Valuation Date" means the last day of the Plan Year of the Trust Fund. The fair market value of the assets in the Trust Fund as of any valuation date shall be determined as the close of business an such date, or, if such date is not a business day, as of the close of business on the next preceding business day. On the Valuation Date the Account balances are valued to determine if the plan is top-heavy. The Valuation Date shall also be the Determination Date for Top-Heavy Plan calculations.

                                   SECTION 2

                                  Eligibility

Eligibility Rules

2.1 Subject to Section 2.6 hereof, each Employee shall become a Participant on the latter of the Effective Date. and the Entry Date next following his completion of six-months of Service; provided that anyone who is an Employee on December 31, 1992 shall become a Participant as of the Effective Date.

         If an Employee terminates employment prior to meeting the above-stated service requirement and is subsequently rehired, the Employee shall be treated as a new employee upon his date of rehire, and his prior Service shall be disregarded for eligibility purposes. An Employee meeting the above-stated service requirement, but who terminates employment prior to becoming a Participant, shall become a Participant as of the date of rehire, if a Break in Service has not occurred prior to such rehire. A rehired Employee who was a former Participant, shall become a Participant upon his date of rehire.

2.2 Annual Allocations. A Participant shall be entitled to share in any allocation of the Company's contribution for a particular Plan Year if and only if the Participant completes 500 Hours of Service and is employed on the last day of the Plan Year.

2.3 Annual Company Report to Committee. Within sixty (60) days. after the last day of the Fiscal Year, the Company shall certify to the Committee in writing such information from its records with respect to Employees as the Committee may require in order to determine the identity and interests of the Participants and otherwise to perform its duties hereunder.

         Any certification by the Company of information to the Committee pursuant to this Plan shall, for all purposes of this Plan, be binding on all parties in interest, provided that whenever any Employee proves to the satisfaction of the Company that his period of Service or his Compensation as so certified is incorrect, the Company shall correct such certification. The Service of any Employee shall be determined solely by reference to the data certified to the committee by the Company.

         The determination of the Committee as to the identity of the respective Participants and as to their respective interests shall be binding upon the Company, the Trustees, the Employees, the Participants and all beneficiaries.

2.4 Transfers. Whenever any Participant is transferred from one Employer who is a party to the Plan to another Employer who is a party to the Plan, the Participant may continue on as a Participant in the Plan without any interruption as if the Participant had at all times been an Employee of the new Company; and in the event an affiliated company ceases to be an Affiliate for any reason whatsoever, this event shall not affect the continued participation in this Plan of any Participant who becomes an Employee of the Company or any other Affiliate under this Plan, and the Committee shall transfer the Participant's Account from the account of the withdrawing Affiliate to the Company or new Affiliate.

2.5 Breaks-in-Service. A Participant who terminates employment with an Employer or suffers a Break-in-Service shall cease to be an active Participant in this Plan and his Company contribution account shall be placed on inactive status. Except as provided in Section 2.2, the inactive Participant shall not share in the Company's contribution for that Plan year, but his accounts shall continue to receive income allocations. Thus, he shall remain a Participant until his account balances have been distributed to him. Termination of employment may have resulted from, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Company by the date on which an Authorized Leave of Absence expired.

2.6 Excluded Employees. An Employee shall not participate in the Plan if he is either (i) deemed under Section 414 (n) of the Code to be an Employee of any Employer, or (ii) is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Company or one or more Affiliates, including the Company, if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and the company or such Affiliates. For this purpose, "Employee Representatives" will not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Company or an Affiliate.

                                   SECTION 3

                             Employer Contributions

3.1      (a)     Money Purchase Pension Base Contribution.  The Employer shall contribute to the Plan for each Plan Year an amount equal to ten percent (10%) of the aggregate Compensation of all Participants eligible, under Section 2.2 hereof, to share in allocations for the Plan Year.

         (b) Stock Bonus Contributions. The Employer shall contribute to the Plan for each Plan Year an amount sufficient to repay any Acquisition Loan (to the extent such repayment is not effected through contributions made under Section 3.1(a) hereof, and the Board of Directors may determine annually by resolution to make discretionary contributions to the Plan. In no event shall the aggregate Employer Contributions for any Plan Year exceed the maximum amount deductible under the applicable provisions of Section 404 of the Code.

         (c) The Committee shall maintain a separate Account for each Participant, to which it shall credit the Participant's share of all contributions in accordance with Section 5, and which shall be revalued in accordance with Section 6.

         (d) The fact that the Company or another Employer may make no contribution hereunder for any Taxable Year shall not be deemed to terminate the Plan or the Trust created hereunder.

3.2      Payment of Employer Contributions.

         (a) The Employer's contributions for each Taxable Year shall be paid directly to the Trustees. At the time of each such payment, the Employer shall notify the Committee of the amount of such contribution. The amount of each such contribution shall be certified to be true and correct and in accordance with the terms of the Plan by the Employer or by the independent accounting firm regularly employed by the employer, and such certification shall be final and conclusive upon all persons interested in the Plan. No adjustment affecting the Employer's net profit for any taxable year, made subsequent to the payment of the Employer's contribution to the Trustees and resulting from audit of the Employer's Federal income tax return or otherwise, shall change the amount of such contributions. The Company's contribution for any Plan Year shall be paid in full as soon as practicable after the close of such year, but not later than the time prescribed by law for filing the Employer's Federal income tax return for such year (including extensions thereof).

         (b) Employer contributions will be paid in cash or Qualifying Employer Securities as the Employer's Board of Directors may from time to time determine. Shares of Qualifying Employer Securities will be valued at their then fair market value. However, to the extent that the Trust has current obligations, including amounts necessary to provide sufficient cash to Pay any currently maturing obligations under an Acquisition Loan, the Employer contributions will be paid to the Trust in cash subject to the discretion of the Employer's Board of Directors. The Employer contribution will be paid to the Trust on or before the date required to make such contribution qualify as a deduction on the Employer's Federal income tax return for the year.

         (c)     The Employer may make contributions to the Plan in whole or in part in the form of Qualifying Employer Securities, provided the Employer uses the fair market value of the securities as of the date such contribution is made, as determined by an independent appraiser, if required under Section 401 (a) (28)
                 (C) of the Code, engaged by the Committee. Such stock may be obtained from its own reserve or treasury stock, or it may be obtained from open market purchases.

3.3 Payment of Administrative Expenses. The Company intends to provide all funds required for the administrative expenses of the Plan. Funds not so provided by the Company may be paid first from any other Employer, next from the Trust's earnings, and then from its principal.

3.4 Mistake in Fact. If, due to a mistake in fact, the Employer contributions to the Trust for any Plan Year exceeds the amount to be contributed by it, notwithstanding any provision to the contrary, the Committee shall direct the Trustee, as soon as such a mistake in fact is discovered, to either segregate such amount and return such amount to the Employer within one year after the payment of the contribution or apply it towards the contribution of the Company for the next Plan Year(s).

3.5 Failure of Initial Plan Qualification. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer shall be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                                   SECTION 4

                           Participants Contributions

4.1 No Employee Contributions. No Employee Contributions shall be permitted under this Plan.

4.2 No Rollovers. The Trustee shall not accept "Rollover Contributions" from any Participant.

                                   SECTION 5

                          Allocation of Contributions

5.1      Allocations Generally.  The Employer contribution, as determined under
         Section 3.1, and Forfeitures for each Plan Year shall be allocated by the Committee, as of the close of such Plan Year, between the Accounts of all Participants entitled under Section 2.2 to share in the allocation, as follows:

         The Employer contribution and Forfeitures shall be allocated to each such Participant's Account in proportion to the ratio which his Compensation for the Plan Year bears to the total Compensation of all such Participants eligible to share in Employer contributions for the Plan Year.

5.2 Maximum Limitations on Allocations of Contributions. Compensation for purposes of Sections 5. 2 and 5. 3 shall mean the Participant's wages, salaries, fees for professional services and other amounts received for personal service actually rendered for the Company maintaining the Plan, earned income in the case of an Employee described in Section 401(c)(1) of the Code, earned income from sources outside the United States (whether or not excludable or deductible) certain fringe benefits described in Sections 104(a)(3), 105(a) and 105(h) of the Code to the extent includible in gross income, amounts described in
         Section 1065(d) of the Code, certain moving expense reimbursements to the extent not deductible by the Participant, and the value of a non-qualified stock option or the amount described in Section 83(b) of the Code to the extent includible in gross income.

         Compensation shall not include contributions to a qualified plan, or to a SEP to the extent excludable by the Employee, nor amounts distributed from a qualified plan of deferred compensation, nor amounts realized from the exercise of a non-qualified stock option. In addition, certain other amounts which receive special tax benefits (such as premiums for group term life insurance not includible in the gross income of the Employee) shall not be considered compensation.

         Compensation for the purposes of this Section 5.2 and 5.3 for any Plan Year which shall consist of less than 12 months shall be reduced proportionately by that percentage that the Plan Year is reduced.

         (a) Contributions and other additions to a Participant's Account cannot exceed the lesser of $30,000 or 25% of Compensation. Annual additions to a Participant's Account for purposes of this limitation include in addition to the Company contribution, any forfeitures allocated to Participant Accounts, and the amount of a Participant's total voluntary elective Contributions, plus any contributions to a similar Company defined contribution plan, or any amounts described in Sections 415 (1) (1) and 419 (a) (d) (2) of the Code. The maximum amount of $30,000 shall be increased where allowed under ERISA and Treasury regulations issued pursuant thereto, to reflect 25% of the defined benefit dollar limitation set forth in Section 415 (b) (1) of the Code as in effect for the limitation year. In determining the above limitations, all defined contribution plans of the Company shall be considered as one plan.

         (b) Should not more than one-third of the Company contributions for a year which are deductible be allocated to Highly Compensated Employees, the above annual addition limits shall not include forfeitures of Qualifying Employer Securities if such securities were acquired with the proceeds of an Acquisition Loan or acquired with deductible Company Contributions used to pay interest on such Acquisition Loan and charged to such Participant's Account.

         (c) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, or under other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justifiable there should be an excessive annual addition for any Participant's account, the excess shall be held in a suspense account and allocated in the subsequent Plan Year pursuant to the following:

                 (i) Any nondeductible voluntary Employee contributions, to the extent they would reduce the excessive annual addition, will be returned to the Participant;

                 (ii) If after the application of paragraph (a) an excessive annual addition still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excessive annual addition in the Participant's Account will be used to reduce Company Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                 (iii) If after the application of paragraph (a) an excessive annual addition still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excessive annual addition will be held unallocated in a suspense account. The suspense account will be applied to reduce future Company Contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                 (iv) If a suspense account is in existence at any time during the Limitation year pursuant to this section, it will not participate in the allocation of the trust's investment gains and losses.

5.3      (a)     Multiple Plan Reduction: If an Employee is a Participant is
                 one or more defined benefit plans and one or more defined contribution plans maintained by the Company, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0. The defined benefit plan fraction for any year is a fraction (1) the numerator of which is the projected "annual benefit" of the Participant under the Plan (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of:
                 (1) the product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section
                 415(b)(1)(B) of the Code for such year.

         The defined contribution plan fraction for any year is a fraction (a) the numerator of which is the sum of the "annual additions" to the Participant's Account as of the close of the Plan Year and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the
         Company: (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year (determined without regard to Section 415(c)-(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such year.

         (b) Top-Heavy Plans. Notwithstanding the foregoing, for any Top-Heavy Plan Year, 1.0 shall be substituted for 1.25 unless the extra minimum allocation pursuant to Section 11.5 is being made. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

                 (i) Special Rule for Defined Contribution Fraction: At the election of the Administrator, in applying the provisions of Section 5.4 with respect to the defined contribution plan fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of (a) the amount of the denominator determined under Section 5.2 for Plan Years ending before January 1, 1982, multiplied by
                          (b) the "transition fraction".

                          For purposes of the preceding paragraph, the term "transition fraction" shall mean a fraction (a) the numerator of which is the lesser of (1) $51,875 or
                          (2) 1.4 multiplied by twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981, and (b) the denominator of which is the lesser of (1) $41,500 or (2) twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981.

                 (ii) Excessive Benefit: If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any year for any

                          Participant in this Plan, the Company shall adjust the numerator of the defined contribution plan fraction so that the sum of both fractions shall not exceed 1.0 in any year for such Participant.

                 (iii) Limitation Year: For purposes of determining "annual additions", the limitation year shall be the Plan Year.

                 (iv) In the case of a group of Company's which constitutes either a controlled group of corporations, trades or businesses under a common control (as defined in Section 1563(a) or section 414 (b) or (c) as modified by Section 415 (h) of the Code), or an affiliated service group (as defined by Section 414(m) of the Code) , all such Company's shall be considered as a single Company for purposes of, applying the limitation of Section 415 of the Code.

                 (v) Notwithstanding the foregoing or Section 5.2, the annual addition for any Limitation Year beginning before January 1, 1988 shall not be recomputed to treat all Employee Contributions as an Annual Addition.

                                   SECTION 6

                      Allocation To Participant's Accounts

6.

6.1      General Rules.

         (a) The Company Stock Account maintained for each Participant will be credited annually with his allocable share of Qualifying Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust.

                 Financed Shares shall initially be credited to a "Loan Suspense Account" and shall be allocated to the Company Stock Accounts of Participants only as payments on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participant's Company Stock Accounts for each Plan Year shall be determined by the Plan Committee in the Exempt Loan documents under either method (1) or (2) below, as follows:

                 (i) General Method - The number of Financed Shares held in the Loan Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid on the Acquisition Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on that Acquisition Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the current allocation date.

                 (ii) Alternative Method - The Plan Committee may elect at the time an Acquisition Loan is incurred (or the provisions of the Acquisition Loan may provide) for the release of Financed Shares from the Loan Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Acquisition Loan. This method may be used only to the extent that: (a) the Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (b) interest included in any payment an the Acquisition Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and
                          (c) the entire duration of the Acquisition Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Acquisition Loan.

                          The Other Investments Account maintained for each Participant will be credited (or debited) annually with his share of any net income (or loss) of the Trust, and with his share of Company Contributions in cash. It will be debited for its proportionate share of any cash payments made by the Trust for the purchase of Qualifying Employer Securities or the repayment of principal and interest on any Acquisition Loan.

         (b) The Trustee shall, as of each Valuation Date, adjust each Participant's Company Stock Account and Other investments Account for transactions since the date of the preceding adjustment. Separate adjustments shall be made for each Participant's Account as follows:

                 (i) The number of shares of Qualifying Employer Securities in each Participant's Company Stock Account shall be the number of shares as of the date of the preceding adjustment, but increased by (A) Qualifying Employer Securities allocated to it pursuant to Section 5.1, (B) stock dividends on Qualifying Employer Securities previously allocated to said Account, and (C) Qualifying Employer Securities acquired with funds from the corresponding Other Investments Account, and shall be decreased by distributions from said Account.

                 (ii) The fair market value of each Other Investments Account shall be the fair market value of assets in such Account as of the date of the preceding adjustment, but increased by (A) money allocated to it pursuant to Section 5.1, (B) dividends (other than Qualifying Employer Securities' dividends) on Qualifying Employer Securities previously allocated to the corresponding Participant's Company Stock Account, and (C) investment gains; and shall be decreased by (i) distributions from said Account, (2) amounts used to acquire Qualifying Employer Securities for the corresponding Participant's Company Stock Account, and (3) investment losses.

                          For the purposes of the foregoing paragraph, the investment gain or loss in each Other Investments Account since the last adjustment shall be its pro rata share of the investment gain or loss of all assets in the Other Investments Account based on the change in fair market value of assets therein since the last adjustment and computed in accordance with uniform valuation procedures established by the Trustee.

                          Shares of Qualifying Employer Securities held in the Loan Suspense Account and dividends paid thereon, funds borrowed for the purchase of Qualifying Employer Securities, and interest and all other costs attributable to the Loan Suspense Account shall be excluded for all purposes under this Section, except to the limited extent provided in Section 13.7(b).

6.2 Reports to Participants. As soon as practicable after each annual Valuation Date, the Committee shall advise each Participant of the amount then credited to his Account.

6.3 Diversification -- Elections. Each Qualified Participant shall be permitted to direct the Plan as to the investment of twenty-five percent (25%) of the value of the Participant's Account Balance attributable to Qualifying Employer Securities. Such direction shall be made within the Qualified Election Period and shall be made no later than 90 days after the close of each Plan Year which occurs within the Qualified Election Period. In the case of the last Plan Year in which such direction may be made, the amount of permitted investment shall be increased to fifty percent (50%) of the Participant's Account.

6.4 Diversification -- Distributions. The portion of a Qualified Participant's Account Balance with respect to which a diversification election is made under Section 6.3 shall be distributed (without regard to the distribution limitations of Section 409(d) of the Code) to the Qualified Participant within 90 days after the last day of the period during which the election may be made.

6.5 Diversification -- Required Consents. Notwithstanding the foregoing, any election under this Section by a Qualified Participant which results in a distribution to such Participant shall be subject to the consent provisions of Section 9.4 and 10.5 of the Plan. If the consent is not obtained, then amounts otherwise distributable under this Section will remain in the Plan.

                                   SECTION 7

                    Retirement and Distribution of Benefits

7.1 Vesting. At Normal Retirement Age, the Participant shall have a 100% nonforfeitable interest in his account. If a Participant defers his retirement beyond his Normal Retirement Date, he shall' continue as a Participant until his actual retirement, but no distributions shall be made from his Accounts until his actual retirement (other than distributions required under Section 7.6), unless the Participant elects to withdraw all or cart of his. Company Contribution Account pursuant to this Section.

7.2 Distribution -- Timing. If a Participant's employment terminates by reason of his retirement pursuant to Section 7.1, the total balance of his Account, as of the Valuation Date which coincides with or next follows the date of his retirement, shall be distributed to him as soon as practicable thereafter, in accordance with this Section 7.

7.3 Distribution -- Method. At such time that distributions are payable under the Plan, the Participant's Company Stock Account and Other Investment Account shall be distributed in such form as the Administrator shall determine in its sole discretion; provided that such discretion shall be exercised in a uniform and nondiscriminatory manner.

         Unless otherwise elected by a Participant, the distribution of his account attributable to Qualifying Employer Securities as well as other (diversified) investment shall commence not later than sixty
         (60) days after the Anniversary Date coinciding with or next following his Normal Retirement Age (or his termination of Service, if later). However, if the amount of a Participant's account attributable to both Qualifying Employer Securities as well as other (diversified) investments cannot be ascertained by the Committee by the date on which such distribution should commence, or if the Participant cannot be located, distribution of his account shall commence within sixty
         (60) days after the date on which his Company Stock Account Value can be determined or after the date on which the Committee locates the Participant. To the extent required under Treasury Regulation Section 1.401(a)-14(b)(3), a participant who elects to defer receipt of benefits may not do so hereunder if the exercise of such election will cause benefits payable under the Plan with respect to the Participant in the event of his death to be more than "incidental" within the meaning of paragraph (b)(1)(i) of Section 1.401-1.

         In the event that Qualifying Employer Securities held in a Participant's Account are subject to a "Put option" as provided under
         Section 7.5(b) herein, distributions of the Qualifying Employer Securities otherwise required under this Section shall not include any Qualifying Employer Securities acquired with the proceeds of any Acquisition Loan until the close of the Plan Year in which such loan is repaid in full.

7.4 Distribution -- Form. Distribution of a Participant's Company Stock Account will be made in the form of whole shares of Qualifying Employer Securities (with cash paid in lieu of fractional shares), cash, or a combination of both, as determined by the Administrator; provided that the Participant shall have the right to elect to have his distribution paid entirely in whole shares of Qualifying Employer Securities (with cash paid in lieu of fractional shares). Any balance in a Participant's Other Investments Account and any fractional shares of Qualifying Employer Securities will be paid in cash. If Qualifying Employer Securities are not available for purchase by the Trustee, then the Trustee shall hold such balance until Qualifying Employer Securities are acquired and then make such distribution. If the Trustee is unable to purchase Qualifying Employer Securities required for distribution, he shall make distribution in cash within one year after the date the distribution was to be made; except in the case of a retirement, distribution shall be made within sixty (60) days after the close of the Plan Year in which a Participant's retirement occurs.

         Notwithstanding the foregoing, in the case of a Plan established and maintained by a company, as described in Section 409 (h) (2) of the Code, which is prohibited by law or the company's charter or bylaws from redeeming or purchasing its own securities, Qualifying Employer Securities will not be required to be distributed if the Participant is permitted to receive a distribution in cash.

7.5      (a)     Right of First Refusal.  At the time of distributing shares of
                 Qualifying Employer Securities, the Committee may reserve to the Company, the Plan, or both, a "right of first refusal " as to such shares. The right of first refusal shall provide that, prior to any subsequent transfer, such Qualifying
                 Employer Securities must first be offered in writing to the Company, and then, if refused by the Company, to the Trust, at the then fair market value. The Company and the Committee (on behalf of the Trust) shall have a total of fourteen (14) days
                 (from the date the Participant or Beneficiary gives written notice to the Company) to exercise the right of first refusal on the same terms offered by a prospective buyer. A
                 Participant (or Beneficiary) entitled to a distribution of Qualifying Employer Securities may be required to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for such Securities.

                 Notwithstanding the foregoing, a "right of first refusal" shall not be permitted in the case of Qualifying Employer Securities which are publicly traded on an established securities market.

         (b) Put Option. In the case of a distribution of Qualifying Employer Securities which are not readily tradable on an established securities market, the Plan shall provide the Participant with a put option that complies with the requirements of Section 409(h) of the Code.

                 The Company shall issue such a "put option" to each Participant receiving a distribution of Qualifying Employer Securities from the Trust subject to the availability of retained earnings in such amount that complying with the "put option" shall not be ultra-vires. The put option shall permit the Participant to sell such Qualifying Employer Securities to the Company, at any time during two option periods, at the then fair market value as determined as of the most recent valuation date (prior to the exercise of such right) by an independent appraiser meeting requirements similar to the requirements of the regulations prescribed under Sections 170(a)(1) and 401(a)(28)(C) of the Code engaged by the Committee. The first out option period shall be a period of sixty (60) days beginning on the date of distribution of Qualifying Employer Securities to the Participant. The second put option period shall be a period of sixty (60) days beginning after the new determination of the fair market value of such Qualifying Employer Securities by the Committee in the next following Plan Year provided that if such determination is made before the 13-month anniversary date of distribution of Qualifying Employer Securities to the Participant, then the second put option period shall be a period of sixty (60) days beginning after the new determination of the fair market value of such Qualifying Employer Securities by the Committee in the next following Plan Year.

                 The Trust shall have the option to assume the rights and obligations of the Company at the time the Participant requires the purchase by the Company. The Committee may be permitted by the Company to direct the Trustee to purchase Qualifying Employer Securities tendered to the Company under a put option.

                 Such put option shall provide that if an Employee exercises the put option, the Company (or the Plan if the Trustee so elects), shall repurchase the Qualifying Employer Securities by paying the fair market value of a Participant's Account balance in cash, in five substantially equal annual payments. The first installment shall be paid no later than 30 days after the Participant exercises the put option. The payor under the put option will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

         (c) Placement of Restrictions on Stock Certificates. Shares of Qualifying Employer Securities held or distributed by the Trustee may include such legend restrictions on transferability as a Company may reasonably require in order to assure compliance with applicable Federal and State securities law and with the provisions of this paragraph. Except as otherwise provided in the Section, no shares of Qualifying Employer Securities held or distributed by the Trustee may be subject to a put, call or other option or buy-sell similar arrangement. The provisions of this Section shall continue to be applicable to shares of such Securities, even if the Plan ceases to be an Employee stock ownership plan under Section 4975(e)(7) of the Code.

7.6 Distribution -- Age 70 1/2 Rule. Notwithstanding anything to the contrary, payment of a Participant's benefit will commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. Each Participant shall thereupon receive his or her benefits in a lump sum in accordance with Section 7.3.

                                   SECTION 8

                            In Event Of Disability

8.1 Vesting; Timing. In the event a Participant suffers a Total Disability, the total balance of his Participant Account, as of the Valuation Date which coincides with or next follows the determination of disability, shall become 100% vested and distributed to him in a lump sum as soon as administratively practicable after such Valuation Date.

                                   SECTION 9

                             In The Event Of Death

9.1 Vesting; Timing. In the event of the death of a Participant prior to the distribution of the total balance of his Participant Account, the total balance of his Accounts, as of the Valuation Date which coincides with or next follows the date of his death, shall be immediately 100% vested and distributed in one lump sum to his primary beneficiary or, if the primary beneficiary does not survive the Participant, then to his secondary beneficiary, or if no beneficiary has been designated or survives, then to the Participant's estate as permitted under the provisions of Sections 7.3 and 7.4.

9.2 Beneficiary. At any time during his life, a Participant shall be entitled to designate a beneficiary (including a secondary beneficiary, if the Participant so desires), to whom in the event of death the distribution provided herein shall be paid, by signing and filing with the Committee a written designation of beneficiary in such form as shall be required by the Committee. Any beneficiary so designated may be changed by the Participant at any time or from time to time during his life, by signing and filing with the Committee a written notification of change of beneficiary in such form as shall be required by the Committee. If the Participant is married, the designated beneficiary shall be the Participant's spouse unless an election was made under Section 9.4.

9.3 Beneficiary of Married Participants. In the event a married Participant dies while still employed by the Company or before the Participant's Account is paid to the Participant, the Participant's Account must be paid to the Participant's surviving spouse in a lump sum within five years. If a Participant dies and is not survived by a spouse before distributions have commenced, the entire remaining interest must be distributed to the Participant's beneficiary or beneficiaries within five years.

9.4 Designation of Beneficiary. The designated beneficiary of all benefits payable under this Plan shall be the Spouse of such Participant on the date of death, unless a waiver to such designation has been completed and received by the Committee in the form acceptable to the Committee. The waiver must be in writing and must be consented to by the Participant's spouse with such waiver specifically acknowledging the non-spouse beneficiary or any subsequent change in a non-spouse beneficiary. The spouse's consent to a waiver must be witnessed by a plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

9.5 Absence of Beneficiary Designation. If a Participant files no designation of beneficiary or revokes a designation previously filed without filing a new designation of beneficiary, or if all persons so designated as beneficiary shall predecease the Participant or die prior to complete distribution, to them, the Trustee, pursuant to Company instructions, shall distribute such death benefit or balance thereof to the following who shall be deemed beneficiaries: to such Participant's surviving spouse, or if none, to such Participant's surviving issue per stirpes and not per capita, or if none, to the Participant's estate.

                                   SECTION 10

                   In The Event Of Termination Of Employment
                              Or Change In Status

10.1 General Rule. Subject to the provisions of Section 7.6 "Late Retirement", there shall be no distributions made to a Participant except on account of termination of employment, death, disability as provided for in section 8, or termination of the Plan. All such distributions shall be made in accordance with Sections 7.3 and 7.4, except as specifically noted to the contrary herein.

10.2 Distribution -- Timing. If a Participant's employment terminates otherwise than by his death, retirement or disability and the Participant is not re-employed by the Company or an Affiliate at the end of a period of five (5) consecutive one-year Breaks in Service, distribution of such portion of the Participant's vested Account Balance attributable to Qualifying Employer Securities will be made not later than one year after the close of a period of five (5) consecutive one-year Breaks in Service unless the Participant otherwise elects under the provisions of this Plan. If the fair market value of a Participant's Account attributable to Company Securities is in excess of $500,000 (multiplied by the Adjustment Factor as prescribed by the Secretary of the Treasury) as of the date distribution is required to begin under this Section, distributions shall be made in substantially equal annual payments over a period not longer than five years plus an additional one year (up to an additional five years) for each $100,000 increment, or fraction of such increment, by which the value or the Participant's Account exceeds $500,000, unless the Participant otherwise elects under the provisions of the plan. In no event shall such distribution period exceed the period permitted under Section 401(a) (9) of the Code. If the fair market value of a Participant's Account attributable to Qualifying Employer Securities is not in excess of $500,000 (multiplied by the Adjustment Factor as prescribed by the Secretary of the Treasury) as of the date distribution is required to begin under this Section, distributions shall be made in substantially equal annual installments over a period not longer than five years, unless the Participant otherwise elects under the provisions of the Plan.

         If the Participant separates from service for a reason other than those described above and is re-employed by the Company prior to the end of a period of five (5) consecutive One Year Breaks in Service, distribution to the Participant, prior to any subsequent termination of service, shall be in accordance with terms of the Plan other than this Section.

         For purposes of this Section, in the event that Qualifying Employer Securities held in a Participant's Account are subject to a "put option" as provided under Section 7.5(b) herein, such Qualifying Employer Securities shall not include any Qualifying Employer Securities acquired with the proceeds of an Acquisition Loan until the close of the Plan Year in which such loan is repaid in full.

10.3 Vesting. The non-forfeitable portion of the account balance of a Participant's Account shall be a Percentage of such Account based upon the number of Years of Service that such Participant has credited from his date of employment after attainment of age 18 according to the following schedule:

                 Years of Service         Percent Vested
                 ----------------         --------------
                 Less than 1 year                0%
                        1                       20%
                        2                       40%
                        3                       60%
                        4                       80%
                 5 or more years               100%


10.4 Forfeitures. As of each Anniversary Date, any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 10.5. The remaining Forfeitures, if any, shall be added to the Company's contribution made pursuant to Section 5.1 and allocated among the Participant's Accounts in the same manner as the Company's contribution for the current year. In the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in Section 5.2) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 5.2(b). However, a Participant who performs less than a Year of Service during any Plan Year shall not share in Forfeitures for that year, unless required pursuant to Section II.-3. If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investments Account has depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

10.5 Restoration of a Participant's Account Upon Reemployment. If a former Participant is reemployed by the Company before incurring five (5) consecutive one-year Breaks-in-Service, and such Participant had received a distribution of his entire vested interest in his Account pursuant to Section 10.1 prior to being reemployed, the full amount in such Participant's Company contribution account on the date of the prior distribution (including vested and nonvested portions) will be restored if:

         (a) The Participant repays to the Plan the full amount of the prior distribution, other than his voluntary contribution, before the Participant incurs five (5) consecutive one-year Breaks-in-Service commencing after such withdrawal; and

         (b) The Participant was not fully vested in his Company contribution account at the time of the distribution.

10.6 Voluntary and Involuntary Cash-outs. As soon as practicable after a Participant terminates Service for a reason other than retirement, Total Disability or death, the Committee shall direct the Trustee to place the value of the Participant's Account as of its most recent valuation in one (1) or more segregated investment accounts permitted under the Plan in trust for the named Employee. If the vested portion of the Participant's Account has not exceeded $3,500 in value as of any Valuation Date preceding the Participant's termination of employment with the Company, the Participant shall be paid the vested portion as soon as practicable following his termination of employment, in cash (unless the Participant elects to receive such payment in shares of Qualifying Employer Securities) without regard to the Participant's election related to the timing of such payments. If the Participant, upon termination of Service for any reason other than retirement, death, or Total Disability, does not consent to the payment of the vested portion of the Participant's Account, and if the value of such Account exceeds $3,500 on the Valuation Date immediately following the Employee's termination of Service (or as of any prior Valuation Date), the vested portion of the Participant's Account will be distributed in the calendar year in which the Participant attains age 65, unless the Participant makes a written election to receive such payment as son as practicable after his termination of employment. The Account and all accumulated interest shall be paid to the Employee at the time he attains his Normal Retirement Age. In the event the Employee dies before reaching retirement age, the Account balance shall be paid to any beneficiary the Employee has named in a written designation filed with the Committee or, in the absence of such designation, to the Employee's estate subject to the terms of
         Section 9 of the Plan. The Trustee shall have no other responsibilities with respect to such accounts except that, if the balance of any such account shall approach the amount of federal insurance, the Trustee shall split the account into two (2) or more accounts.

10.7 Changes in Address. It shall be the responsibility of the terminating Participant to keep the Committee informed as to his address, and the Trustee and the committee shall not be required to do anything further than sending all papers, notices, payments or the like to last address given them by such Participant unless they can be shown to have acted in bad faith, having had knowledge of the participant's actual whereabouts.

10.8 Latest Time for Distribution. Except as limited by Sections 7, 8, 9 and 10, whenever the Trustee is to make a distribution or to commence a series of payments on or before an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary Date. Except, however, unless a Former Participant elects in writing to defer the receipt of benefits (such election may or may not result in a death benefit that is more than incidental), the payment of benefits shall begin no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

         (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Date specified herein,

         (b) the 5th anniversary of the year in which the Participant commenced participation in the Plan, or

         (c) the date the Participant terminates his service with the Company.

10.9 Age 70 1/2 Rule. Notwithstanding any provisions of the Plan, in no event shall a distribution schedule or form of distribution exceed the period permitted under Section 401(a)(9) of the Code or Treasury Regulations Section 1.401(a)(9)-1 or Section 1.401(a)(9)-2.

10.10 Deemed Cash-outs if 0% Vesting. Notwithstanding anything to the contrary, if the value of a Participant's vested portion of the Participants Account is zero an the date of termination of employment, then the Participant shall be deemed to have received a total distribution of the vested portion of such Participant's Account on such date.

10.11 Eligible Rollover Distributions. This Section applies to distributions made from the Plan to Distributee's on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section --

         "Distributee" means the Employee or former Employee, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouses or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse of a Participant, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         "Eligible Rollover Distribution" means any distribution of all or any portion of the balance of the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                                   SECTION 11

                        TOP-HEAVY DEFINITIONS AND RULES

11.1 Effective Date of Top-Heavy Provisions. If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of Section 11 will supersede any conflicting provision in the Plan.

11.2 Top-Heavy Vesting Schedule. If the Plan is determined to be Top-Heavy for any Plan Year, a Participant is vested percentage interest in his Company contribution account shall be determined in accordance with the Top-Heavy Vesting Schedule set forth in 11.2(d) of this Plan, subject to the following additional requirements:

         (a) Years of Service for purposes of vesting under a Top-Heavy Vesting Schedule shall include Years of Service when the Plan was not Top-Heavy;

         (b) If any Participant in the Plan is not credited with an Hour of Service after the Plan becomes Top- Heavy, that Participant shall not be subject to the Top-Heavy Vesting Schedule, but shall remain subject to the vesting schedule set forth in
                 Section 10.2 and the rules in effect prior to the date the Plan becomes Top-Heavy;

         (c) If the Plan ceases to be Top-Heavy, an Employee's vested percentage interest in the contributions allocated to his Company contribution account for Plan Years after the Plan Year in which the Plan ceases to be Top-Heavy shall be determined in accordance with the vesting schedule set forth in Section 10.2 of the Plan, unless otherwise set forth in
                 Section 11.2 of this Plan;

         (d) If the Plan is a Top-Heavy Plan in a Plan Year, a Participant who is credited with an Hour of Service in such Plan Year shall have the non-forfeitable interest in his Accrued Benefit for such Plan Year determined in accordance with the following schedule:

                      Years of Service             Percent Vested
                      ----------------             --------------
                      Less than 1 year                   0%
                            1                           20%
                            2                           40%
                            3                           60%
                            4                           80%
                      5 or more years                  100%

         (e) Notwithstanding any provision to the contrary, the vested benefit derived from Company contributions of a Participant may not be reduced below what it was before the Plan ceased to be Top-Heavy and the vesting schedule was changed. In addition, each Participant with three (3) or more Years of Service shall be given the option of remaining under the Top-Heavy Vesting Schedule within the same period as set forth in Section 16.3.

11.3     Minimum Contributions.  If this Plan is Top-Heavy during any Plan
         Year, the Company must make a minimum Contribution consisting of Company contributions and forfeitures on behalf of each Plan Participant who is a Non-Key Employee equal to an amount which is not less than three (3%) percent of such Participant's Compensation. A Minimum Contribution shall be made on behalf of such Participant even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year due to (i) the Participant's failure to complete one thousand (1000) Hours of Service, or (ii) the Participant's failure to make mandatory contributions to the Plan, if required; or (iii) the Participant's Compensation is less than a stated amount.

         Notwithstanding the preceding paragraph, if the Company's Minimum Contribution on behalf of each Plan Participant who is a Key Employee equals an amount which is less than three (3%) percent of such Participant's Compensation, then the Minimum Contribution required to be made for each Non-Key Employee is limited to not more than the highest contribution rate under the Plan for each Key Employee. Therefore, if no Company Contribution is made an behalf of a Key Employee, then no Minimum Contribution is required to be made on behalf of each Non-Key Employee. However, if the Plan is included in a Required Aggregation Group and it enables a defined benefit plan of the Company to meet the requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code, then the minimum Contribution for Non-Key Employees cannot be less than three (3) percent, regardless of the contribution rate for Key Employees. For purposes of this subparagraph, all defined contribution plans included in a Required Aggregation Group shall be treated as one Plan.

         A Minimum Contribution shall not be made on behalf of any Participant who is not employed by the Company on the last day of the Plan Year. For purposes of computing the Minimum Contribution for any Plan Participant, amounts paid by the Company to Social Security shall be disregarded. Also, for all Plan years, except those beginning before January 1, 1985, any Company contribution attributable on behalf of any Key Employee to a salary reduction or similar plan shall be taken into account.

11.4 Minimum Contributions or Minimum Benefits in Two or More Plans. If the Company maintains more than one qualified plan and more than one such plan is determined to be Top-Heavy, a Minimum Contribution or a Minimum Benefit, as described in the following paragraph, shall be provided in one of such Plans. If the Company has both a Top-Heavy defined benefit pension plan and a Top-Heavy defined contribution plan and a Minimum Contribution is to be provided only in the defined contribution plan, then this Contribution shall not be less than five (5%) percent of a Participant's Compensation. Notwithstanding that set forth in Section 3.1, if the Minimum Contribution is to be provided in this Plan, then the Company must provide such Minimum Contribution even if the Company has no current or accumulated profits for the Plan Year.

         If a defined benefit plan of the Company is Top-Heavy during any Plan Year, each Plan Participant who is a Non-Key Employee and who has completed 1000 Hours of Service in the Plan Year must accrue a Minimum Benefit derived from Company contributions which, at any time, when expressed as an Annual Retirement Benefit equals or exceeds the product of such Non-Key Employee's average annual Compensation for his Testing Period under such defined benefit plan and the applicable percentage which is the lesser of two (2%) percent multiplied by the number of Years of Service with the Company or twenty (20%) percent. In addition, the following rules shall also apply:

         (a) Such Non-Key Employee must accrue a Minimum Benefit even if such Employee is not employed by the Company on the last day of the Plan Year, or if, under other Plan provisions, the Participant would not otherwise be entitled to receive an accrual or would have received a lesser accrual for the Plan Year due to (i) the Participant's failure to make mandatory contributions to the Plan, if required, or (ii) the Participant's Compensation is less than a stated amount; or
                 (iii) the Plan is integrated with Social Security.

         (b) A Year of Service shall not be taken into account in determining the Minimum Benefit if such Year of Service either ends in a Plan Year beginning before January 1, 1984 or if the Plan was not Top-Heavy for any Plan Year ending during such Year of Service.

         (c) Compensation of the Employee in years ending in a Plan Year beginning before January 1, 1984 or beginning after the close of the last Plan Year in which the Plan is Top-Heavy shall be disregarded.

         (d) For purposes of computing the Minimum Benefit for any Non-Key Employee, Company contributions to Social Security or attributable to a salary reduction or similar plan shall not be taken into account. Notwithstanding the preceding sentence, any Company contribution attributable to a salary reduction or similar plan shall be taken into account for computing the Minimum Benefit for any Non-Key Employee for Plan Years beginning before January 1, 1985.

         (e) If the Non-Key Employee receives a benefit in a form other than a single life annuity or a benefit other than at Normal Retirement Age, the Minimum Benefit must be an amount that is the actuarial equivalent of the minimum single life annuity benefit commencing at Normal Retirement Age under such defined benefit plan.

         (f) All accruals derived from Company contributions, whether or not attributable to years during which the Plan was Top-Heavy, may be used in determining whether the Minimum Benefit accrual requirements described in this paragraph are satisfied.

11.5 Aggregate Limit on Contributions and Benefits for Key Employees. If any Participant is a Key Employee and is, or was, covered under both a defined benefit plan and a defined contribution plan which are both included in a Top-Heavy Group of the Company, then for any Plan Year in which the Plans are Top-Heavy, the number "1.0" shall be for substituted for "1.25" in each place where it appears in Section 5.4, unless the Additional Minimum Contribution is being made pursuant to this Section 11.5.

         Notwithstanding the above paragraph, if the Plan is Top-Heavy, but is not Super Top-Heavy, Section 5.3 without modification, shall continue to govern the overall limitations on contributions and benefits for Key Employees if an Additional Minimum Benefit or an Additional Minimum Contribution equal to seven and one-half (7-1/2%) percent shall be received by each Participant who is a Non-Key Employee in any one qualified plan maintained by the Company. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 1.0 shall be substituted for 1.25 in any event, where it appears in Section 5.3.

11.6 Miscellaneous Compensation Provisions. For any Plan Year in which a Plan is Top-Heavy, the annual Compensation of each Participant which may be taken into account for the purpose of determining Company contributions or benefits under the Plan, including the computation of the contribution rate for Key Employees in Section 11.3, shall not exceed $200,000, or such larger amount as may be determined by the Secretary of the Treasury in accordance with Section 416(d) of the Internal Revenue Code and the regulations promulgated thereunder, for Plan Years ending on or after January 1, 1988. Notwithstanding this limitation, benefits attributable to annual Compensation while the Plan was not Top-Heavy shall not be reduced.

11.7     Top-Heavy Definitions

11.7.1 "Additional Minimum Benefit" means the Minimum Benefit described in Section 11.4; however, in determining the applicable percentage in Section 11.4, "three (3%) percent" shall be substituted for "two (2%) percent" and "twenty (20%) percent" shall be increased by 1 percentage point for each year for which the Plan is Top-Heavy, up to a maximum of thirty (30%) percent.

11.7.2 "Additional Minimum Contribution" means the Minimum Contribution described in Section 11.3; however, in determining the Minimum Contribution "four (4%) percent" shall be substituted for "three (3%) percent" wherever it appears throughout Section 11.3.

11.7.3   "Aggregation Group" shall mean one of the following:

         (a)     Required Aggregation Group:

                 "Required Aggregation Group" means each Plan of the Company or an Affiliate, including terminated plans, in which a Key Employee is a Participant and each other Plan of the Company which enables any Plan in which a Key Employee is a Participant to meet the requirements of Sections 410 or 401(a)(4) of the Code. Collectively-bargained plans that include a Key Employee of an Company shall be included in the Required Aggregation Group of the Company; or

         (b)     Permissive Aggregation Group:

                 "Permissive Aggregation Group" means each Plan in the Required Aggregation Group and any Plan the Company elects to place into the Aggregation Group, if this expanded group continues to satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

11.7.4 "Annual Retirement Benefit" means a benefit payable annually in the form of a single life annuity with no ancillary benefits and beginning at the Normal Retirement Age under the Plan.

11.7.5 "Compensation" under Section 11 shall mean all W-2 earnings of the Employee, from the Company for the Plan Year.

11.7.6 "Determination Date" for any Plan Year shall mean either (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of any Plan, the last day of such Plan Year.

11.7.7 "Key Employee" shall mean any Employee, former Employee, or the Beneficiary of such Employee, who at any time during the current Plan Year or during any of the four preceding Plan Years, is described in one or more of the following three categories:

         (a) An Officer of the Company who receives from such Company an annual Compensation which exceeds one hundred and fifty (150%) percent of Thirty Thousand ($30,000.00) Dollars, or the maximum dollar limitation under Section 415(c)(1)(A) of the Code, as in effect for the calendar year in which the Determination Date falls. The maximum number of Employees required to be treated as Key Employees for the Plan Year by reason of being Officers is the greater of 3 Employees or ten (10%) percent of the number of Employees of the Company, but such number shall not exceed 50 Employees. If the number of Employees who are Officers of the Company exceed the maximum number required to be counted as Key Employees, the Officers to be considered as Key Employees are those with the highest annual Compensation from the Company.

         (b) One of the Employees owning or considered as owning within the meaning of Section 318 of the Internal Revenue Code, as modified by Section 416(i)(1)(B)(iii) of the Code, the largest interests in the Company, unless such Employee receives Compensation from the Company which is less than $30,000 per year, or the maximum dollar limitation under Section 415(c)(1)(A) of the Code, as in effect for the calendar year in which the Determination Date falls. An Employee who has some ownership interest in the Company is considered to be one of the top ten owners unless at least ten (10) other Employees own a greater interest than such Employee. If more than one Employee has the same interest in the Company, the Employee having the greater annual Compensation from the Company shall be treated as having a larger interest in the Company.

         (c) A Percentage Owner of the Company. A "percentage owner" means any person who owns, or is considered as owning within the meaning of Section 318, as modified by Section
                 416(i)(1)(B)(iii) of the Internal Revenue Code, either

                 (1) more than five (5%) percent of the outstanding stock of the Company or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Company; or

                 (2) more than one (1%) percent of the outstanding stock of the Company or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Company, if such person has an annual compensation from the Company of more than $150,000.

                 If a person is considered during a Plan Year to be a Key Employee under two or more categories, due to his status other than as a Beneficiary, the present value of his accrued benefit or the sum of his account balance is counted only once during the Plan Year in testing whether the Plan is Top-Heavy. If a person is considered during the Plan Year to be a Key Employee because the person is both a Beneficiary and owner of the Company, then the present value of the person's inherited account balance and the present value of the person's accrued benefit or the sum of his account balance as an Employee or owner will be counted as the total accrued benefit or account balance of the individual as a Key Employee in determining whether the Plan is Top-Heavy. The determination of an individual's status as a Key Employee is based on the Plan Year containing the Determination Date.

11.7.8           "Minimum Benefit" means the benefit described in Section 11.4.

11.7.9           "Minimum Contribution" means the contribution described in
                 Section 11.3.

11.7.10 "Non-Key Employee" shall mean an Employee who is not a Key Employee or is the Beneficiary of such Employee.

11.7.11 "Rollover Contributions and Similar Transfers" shall mean the following:

         (a)     Related rollover contributions or similar transfers are those

                 (i)      not initiated by the Employee;

                 (ii)     made on or before December 31, 1983; or

                 (iii) made to a plan maintained by the same Company, such as in a merger or consolidation of two or more plans or the division of a single plan into two or more plans.

         (b) Unrelated rollover contributions or similar transfers are those which are both

                 (i)      initiated by the Employee; and

                 (ii)     made after December 31, 1983; and

                 (iii) made from a plan maintained by one Company to a plan maintained by another Company.

11.7.12 "Super Top-Heavy" shall mean a Plan which would be Top-Heavy if "ninety (90%) percent" were substituted for "sixty (60%) percent" in each place it appears in Section 11.7-16.

11.7.13 "Top-Heavy" means a qualified Plan which is a Top-Heavy Plan pursuant to the provisions of Section 11.7.16.

11.7.14 "Top-Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of the present value of the accumulated accrued benefits for Participants who are Key Employees under all defined benefit plans included in such Aggregation Group and the sum of the account balances for Participants, who are Key Employees under all defined contribution plans included in such Aggregation Group exceeds sixty (60%) percent of a similar sum determined for all Employees, including their Beneficiaries, who are participating under all Plans included in the Aggregation Group.

11.7.15 "Top-Heavy Vesting Schedule" shall mean the vesting schedule set forth in Section 11.2(d).

11.7.16 "Top-Heavy Plan" means a Plan for a Plan Year in which, as of the Determination Date:

         (a) The sum of the account balances of Participants in the Plan who are Key Employees for the Plan Year exceeds sixty (60%) percent of the sum of the account balances under the Plan for all Employees, including their Beneficiaries participating under the Plan, and this Plan is not part of any Aggregation Group; or

         (b) The Plan is part of a Top-Heavy Group and is included in the Required Aggregation Group. Notwithstanding the preceding sentence, collectively-bargained plans are not subject to the rules of Section 11. December 31, 1983 shall not be taken into account under the Plan for purposes of computing the Top-

                 Heavy status of the Plan or group of Plans, except to the extent provided in regulations.

11.7.17 Determination of Top-Heavy Status. In making the determination of the Top-Heavy status of a Plan or group of Plans, the accrued benefits or account balances derived from Company and Employee contributions are taken into account, but accumulated deductible Employee contributions are disregarded. Also, the determination of the present value of the accumulated accrued benefits and the account balances of a Key Employee or Non-Key Employee participating in the plans includes such amounts distributed to the Employee or to the Beneficiary of such Employee during the Plan Year that includes the Determination Date and the preceding four Plan Years, even if such distribution occurred before the effective date of Section 416 of the Code. The preceding amount also includes distributions under a plan which has been terminated which, if it had not been terminated, would have been included in a Required Aggregation Group. An Unrelated rollover contribution or similar transfer accepted by the Plan after December 31, 1983 shall not be taken into account under the Plan for purposes of computing the Top-Heavy status of the Plan or group of Plans, except to the extent provided in regulations.

         If any individual ceases to be a Key Employee with respect to any Plan for any Plan Year, but such individual was a Key Employee with respect to such Plan for any prior Plan Year, any accrued benefit or account balance of such Employee shall not be taken into account in determining whether the Plan or group of Plans is Top-Heavy for any Plan Year following the last Plan Year in which such Employee was treated as a Key Employee. For Plan Years beginning after December 31, 1984, if any individual has not performed any service during the Plan Year that includes the Determination Date and the preceding four Plan Years for the Company, other than benefits under this Plan, then any accrued benefit or account balance of such individual shall not be taken into account in determining whether the Plan or group of Plans is Top-Heavy for the Plan Year.

         When aggregating two or more Plans in accordance with Section 416(g)(2) of the Code, or as it may be amended, the present value of the accrued benefits or account balances will be determined separately for each plan as of such Plan's Determination Date. These Plans will then be aggregated by adding together the results for each Plan as of the Determination Dates that fall within three same calendar year.

         The present value of the account balance of any Plan Participant as of the Determination Date is the sum of (a) the Participant's account balance as of the most recent valuation date occurring within a 12-month period ending on the Determination Date, and (b) an adjustment for the amount of any Company contribution actually made on behalf of the Participant after the valuation date, but on or before the Determination Date. Notwithstanding the above, in the first Plan Year, the adjustment set forth in paragraph (b) shall include the amount of any Company contribution made after the Determination Date if such contributions are allocated to a Participant's Company contribution account during the first Plan Year.

                                   SECTION 12

                           Administration Of The Plan

12.1 Administrative Committee. The Plan shall be administered by the Committee which shall be responsible for carrying out the provisions of the Plan, and which shall be the Plan Administrator and Named Fiduciary as these terms are defined under ERISA. The Committee shall consist of at least two (2) members who shall be appointed from time to time by the Board of Directors. Vacancies on the Committee shall be filled in the same manner as appointment. The Company shall act as the Committee at any time during which no committee is appointed or duly constituted hereunder.

         Each person appointed a member of the Committee shall signify his acceptance by filing a written acceptance with the Board of Directors. Any member of the Committee may be removed by his own accord by delivering his written resignation to the Board of Directors and to the Secretary of the Committee.

12.2 Chairman; Subcommittees. The members of the Committee shall elect from their number a Chairman and shall appoint a Secretary, who need not be a member of the Committee. They may appoint from their number such subcommittees with such power as they shall determine, may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment in their behalf, and may employ such clerks, counsel, accounts and actuaries as may be required in carrying out the provisions of the Plan.

12.3 Meetings. The Committee shall hold. meetings upon such notice, at such time, and at such place as it may determine.

12.4 Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting, but not less than two, or in writing by all the members at the time in office, if they act without a meeting.

12.5 Compensation. No member of the Committee, who is also an Employee, shall receive any compensation for his service as such, but the Company may reimburse any member for reasonable and necessary expenses incurred.

12.6 Administrative Rulemaking. The Committee shall from time to time establish rules for the administration of the Plan and the transaction of its business. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any matters arising thereunder in connection with the administration of the Plan. It shall endeavor to act by general rules so as not to discriminate in favor of any person. Its decision and the records of the Committee shall be conclusive and binding upon the Company, Participants, and all other persons having any interest under the Plan.

12.7 Plan Records. The Committee shall maintain accounts showing the fiscal transactions of the Plan, and in connection therewith shall require the Trustees to submit any necessary reports, and shall keep in convenient form such data as may be necessary for the determination of the assets and liabilities of the Plan. The Committee shall prepare, annually, a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year. Such report shall be submitted to the Board of Directors and shall be filed in the Office of the Secretary of the Committee where it shall be open to inspection by any Participant of the Plan.

12.8 Reliance on Advice From Professionals. The members of the Committee and the officers and directors of the Company shall be entitled to rely upon all certificates and reports made by any duly appointed legal counsel. The members of the Committee and the officers and directors of the Company shall be fully protected against any action taken in good faith in reliance upon any such certificates, reports or opinions. All actions so taken shall be conclusive upon each of them and upon all persons having any interest under the Plan. Each member of the Committee shall be indemnified by the Company against any and all claims, loss, damages, expense and liability to which he may be a party by reason of his membership in the Committee, except in relation to matters as to which he shall be adjudged in such action to be liable for negligence or misconduct in the performance of his duty as such member. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled as a matter of law.

12.9 Claims. Claims for benefits under the Plan shall be filed, on the forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished the claimant within thirty (30) days after the application therefore is filed. In the event the claim is denied, the reasons for the denial shall be cited and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided.

12.10 Appeals. Any Employee, former Employee, or beneficiary of either, who has been denied a benefit, or feels aggrieved by any other action of the Company, Committee or the Trustee, shall be entitled, upon request to the Committee and if he has not already done so, to receive a written notice of such action, together with a full and clear statement of the reasons for the action. If the claimant wishes further consideration of his position, he may obtain a form from the Committee on which to request a hearing. Such form, together with a written statement of the claimant's position, shall be filed with the Committee no later than ninety (90) days after receipt of the written notification provided for above or in Section 12.10. The Committee shall schedule an opportunity for a full and fair hearing of the issue within the next thirty (30) days. The decision following such hearing shall be made within thirty (30) days and shall be communicated in writing to the claimant.

                                   SECTION 13

                   Management and Investment Of Trust Assets

13.1 Exclusive Benefit Rule. All assets for providing the benefits of the Plan shall be held as a trust for the exclusive benefit of Participants and beneficiaries under the Plan, and no part of the corpus or income shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries under the Plan. No Participant or beneficiary under the Plan, nor any other person, shall have any interest in or right to any part of the earnings of the Trust, or any rights in, to or under the Trust or any part of its assets, except to the extent expressly provided in the Plan.

13.2 Investment Control. All contributions to the Plan by either the Participants or the Company shall be committed in trust to the Trustees. The Trustees shall be appointed from time to time by the Board of Directors by appropriate instrument, with such powers in the Trustees as to investment, reinvestment control and disbursement of the funds as the Board of Directors shall approve and as shall be in accordance with the Plan. The Board of Directors may remove any Trustee at any time, upon reasonable notice, and upon such removal or upon the resignation of any Trustee, the Board of Directors shall designate a successor Trustee.

13.3 Investment in Qualifying Employer Securities. The Trust is part of a money purchase pension and stock bonus plan designed to invest primarily in Qualifying Employer Securities, as provided in the Trust Agreement. Trust Assets may be used to purchase shares of Qualifying Employer Securities from company shareholders or from the Company. The Trustee may also invest Trust Assets in savings accounts, certificates of deposit, high-grade short-term securities, equity stocks, bonds, or other investments, or Trust Assets may be held in cash. All investments of Trust Assets shall be made by the Trustee only upon the direction of the Committee, and all purchases of Qualified Employer Securities by the Trustee shall be made at prices which do not exceed the fair market value of such shares, as determined in good faith by the Committee. The committee may direct the Trustee to invest and hold up to 100% of the Trust Assets in Qualified Employer Securities.

13.4 Acquisition Loans. The Committee may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition of Qualified Employer Securities (Financed Shares) for the Trust or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Qualified Employer Securities shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired. No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets other than any Financed Shares remaining subject to pledge.
         Any pledge of Financed Shares must provide for the release of shares so pledged on pro-rata basis as Principal and interest on the Acquisition Loan are repaid by the Trustee and such Financed Shares are allocated to Participants, Company Stock Accounts (as provided in Section 6). Repayments of principal and interest on any Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Company contributions paid in cash to enable the Trustee to repay such Loan, forfeitures from Participant accounts, from earnings attributable to such Company Contributions and from cash dividends received by the trust. The payments made with respect to an Acquisition Loan by the Trust during a Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during or prior to the Plan Year less such payments in prior years. Such contributions and earnings must be accounted for separately in the books of accounts of the Trust until the Acquisition Loan is repaid. The proceeds of an Acquisition Loan shall be used within a reasonable time offer receipt by the Trust. Further, all income earned with respect to Unallocated Company Stock shall be used at the discretion of the Committee to repay the Acquisition Loan used to purchase such Company Stock. Any income not so used shall be allocated as income of the Plan.

         Should the Company Contributions, earnings attributable to such Company Contributions and cash dividends received by the Trust on Financed Shares be insufficient to meet the obligations created by the Acquisition Loan, then the Trustee shall so advise the Committee. The Committee may recommend certain actions including but not limited to, refinancing the original Loan, amendment of the original Loan Agreement, or the entering into of an additional Acquisition Loan to repay a prior Acquisition Loan.

13.5 Disbursements. The Committee shall determine the manner in which the funds of the Plan shall be disbursed in accordance with the Plan and provisions of the trust instrument, including the form of voucher or warrant to be used in making disbursements and the qualifications of persons authorized to approve and sign the same and any other matters incident to the disbursements of such funds.

13.6 Voting of Company Stock. Pursuant to Section 409(e) of the Code, all "Registration-Type" Company Stock allocated to a Participant Account shall be voted by the Trustee in accordance with the instructions of the Participant.

         If the Company Stock is not a registration-type class of securities pursuant to Section 409(e) of the Code, then Participants are entitled to direct the Trustee concerning voting allocated stock with respect to any corporate matter which involves the approval or disapproval of any corporate merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets or similar transaction. The Committee shall direct the voting of such stock in all other matters.

         Company Stock which has not yet been allocated and allocated stock for which no voting direction has been received by Participants in a timely manner shall be voted by the Trustee in its sole and absolute discretion.

13.7 Dividends. Dividends paid with respect to Qualifying Employer Securities held by the Trust shall be applied as follows:

         (a) The dividends paid with respect to shares allocated to the accounts of Participants at the direction of the Committee shall be either (a) paid in cash directly to such Participants or their Beneficiaries, or (b) if paid into the plan, distributed in cash to Participants or their Beneficiaries not later than 90 days after the close of Plan Year in which paid, or (c) credited to the Accounts of such Participants, or (d) if permitted by Section 404(k) of the Code, paid into the plan and used to repay the Acquisition Loan, with shares released thereby allocated to such Participants in an amount proportional to such dividends for the year for which such dividends would have been allocated to such Participants.

         (b) The dividends paid with respect to unallocated shares shall be used to repay the Acquisition Loan.

                 To the extent so applied in either (a) or (b) above, the dividends so paid shall be deductible to the Company (as permitted under Section 404(k) of the Code) in the taxable year of the Company in which the dividend is paid or distributed to Participants, or applied to repay the Acquisition Loan.

                                   SECTION 14

                           Obligations Of The Company

14.1 Limited Liability. The Company shall have no liability in respect to payments or benefits or otherwise under the Plan, and the Company shall have no liability in respect to the administration of the Trust or of the funds, securities or other assets paid over to the Trustees, and each Participant, each contingent Participant, and each beneficiary shall look solely to such Trust Fund for any payments or benefits under the Plan.

                                   SECTION 15

                                 Miscellaneous

15.1 No Assignment, Etc. No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering, or charging the same shall be void and of no effect; nor shall any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit, except as specifically provided in the Plan.

15.2 Non-alienation. No benefits under this Plan shall be in any manner anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such benefits in any manner be liable for or subject to the debts, contracts, liabilities or engagements of the person entitled to such benefits as herein provided for him. The preceding sentence shall also apply to the creation, assignment or recognition of right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order, unless such order is determined, by the Committee in its sole and absolute discretion, to be a Qualified Domestic Relations Order.

15.3 No Employment Rights. The establishment of the Plan shall not be construed as conferring any rights upon any Employee or any person for a continuation of employment, and shall not be construed as limiting in any way the right of the Company to discharge any Employee or to treat him without regard to the effect which such treatment might have upon him as a Participant in the Plan.

15.4 Incompetence of Beneficiary. If any person entitled to receive any benefits from the Trust Fund is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting for any distribution, the Committee may instruct the Trustees to make distribution to such other person, persons or institutions as, in the judgment of the Committee are then maintaining or have custody of such distributes.

15.5 Conclusiveness of Committee Decisions. The determination of the Committee as to the identity of the proper payee of any benefit under the Plan and the amount of such benefit properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit.

15.6 Inability to Locate Beneficiary. In the event an amount is payable from the Trust Fund to a beneficiary or the executor or administrator of any deceased Participant and if, after written notice from the Trustees mailed to such person's last known address as certified to the Trustees by the Committee, such person or such executor or administrator shall not have presented himself to the Trustees within six (6) years after the mailing of such notice, the Trustees shall notify the Committee and the Committee shall instruct the Trustees to distribute such amount due to such beneficiary or such executor or administrator among one or more of the spouse and blood relatives of such deceased person, designated by the Committee.

15.7 Mergers, Etc. In the case of any merger, consolidation with or transfer of assets or liabilities to any other plan, each Participant in the Plan shall, (if the plan is terminated), receive a benefit under this Plan immediately after the merger, consolidation or transfer, which is equal to or greater than the benefit under this Plan he would have been entitled to receive immediately before the merger, consolidation or transfer if the plan had been terminated.

                                   SECTION 16

                                   Amendments

16.1 Amendments. The Company reserves the right at any time, and from time to time, by action of the Board of Directors, to modify or amend in whole or in part any or all of the provisions of the Plan. This right of the Company is subject to the conditions:

         (a) that no modification or amendment may be made which will adversely affect the existing account balances or optional forms of benefits of any Participant or beneficiary; and

         (b) that no part of the assets of the Plan shall, by reason of any modification or amendment, be used for or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries under the Plan.

16.2 ESOP Status. If the Company amends this Plan to no longer primarily invest in Qualifying Employer Securities, thus ceasing to be an ESOP,
         Section 17.2 will apply.

16.3 Vesting Rule. In the event that the vesting schedule of this Plan is amended, any Participant who has completed at least three (3) Years of Service may elect to have his vested interest determined without regard to such amendment by notifying the Plan Administrator in writing during the election period as hereinafter defined. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of following dates:

         (a) The date which is sixty (60) days after the day the amendment is adopted;

         (b) The date which is sixty (60) days after the day the amendment becomes effective; or

         (c) The date which is sixty (60) days after the day the Participant is issued written notice of the amendment by the Company or Plan Administrator.

                 Such election shall be available only to an individual who is a Participant at the time such election is made and such election shall be irrevocable.

                                   SECTION 17

                Suspension, Discontinuance and Plan Termination

17.1 Permanence. The Company intends this Plan to be permanent and to qualify under Section 401 of the Internal Revenue Code of 1986, as that statute may from time to time be amended or supplemented. However, the Plan may be discontinued by the Board of Directors, but only upon condition that such action is taken under the Trust Agreement established under the Plan and as such shall render it impossible for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries. Upon termination, partial termination, or upon complete discontinuance of contributions all affected Participants' Accounts shall be considered as fully vested and nonforfeitable and all unallocated assets of the Trust, including but not limited to Company contributions and unallocated Trust assets and earnings thereon, shall be allocated to the accounts of all Participants as of the next Valuation Date (or if the Plan is being terminated immediately, than on the date of such Plant Termination as if it were the next Valuation Date) in accordance with the provisions of the Plan hereof; and shall be applied for the benefit of each such Participant either by a lump-sum distribution, or by the continuance of the Trust and the payments of benefits thereunder in the manner provided in the Plan. After initial qualification by the Internal Revenue Service, there will be no reversion of assets to the Company under any circumstances. All Participants shall be treated in a uniform and nondiscriminatory manner.

17.2 Cessation of ESOP Status. If this Plan ceases to be an ESOP, the proceeds of an Acquisition Loan will be used within a reasonable time after receipt by the Plan either to acquire Qualifying Employer Securities or to repay the loan or a prior Acquisition Loan. Even if the Plan ceases as an ESOP, any Qualifying Employer Security acquired with the proceeds of an Acquisition Loan will be subject to a put option if the Company Stock is not publicly traded when distributed, or if the Company Stock is subject to a trading limitation when distributed.
         The put option must be exercisable at least during a 15-month period which begins on the date the Company Stock is subject to the put option is distributed by the Plan. The price at which the put option will be exercisable will be the value of the Company Stock as of the date of exercise or as of the most recent Valuation Date. If the transaction takes place between the Plan and a disqualified person, value will be determined as of the date of the transaction.

17.3 Cash Merger or Sale of the Company. Notwithstanding anything herein to the contrary, in the event that the Company or all of the Company's outstanding Company Stock shall be acquired for cash through merger or sale by an unrelated third party, then the Plan shall automatically be terminated without further action or notice effective on the date of such sale or merger; all Participant Accounts shall be considered fully vested and non-forfeitable as of such date of termination; all Company contributions, dividends on Company Stock and earnings on Participant Account assets paid to the Trust or earned by the Trust since the most recent Valuation Date shall be allocated to the accounts of all Participants as of the date of termination of the Plan as if it were the next valuation Date in accordance with the provisions of the Plan; and all funds realized by the Trust with respect to any Financed Shares remaining as collateral on any Acquisition Loans which shall be exchanged for cash in such merger or sale after repayment of all Acquisition Loans shall have been made shall be allocated to the accounts of all Participants pro rata based on the total value of assets allocated to each Participant's Account as a percentage of the total value of assets allocated to all Participant Accounts and held in the Trust as of the date of termination of the Plan. Upon such termination of the Plan and completion of the final accounting and allocation of the Trust assets, all such Participant Accounts which shall account for all Trust assets shall be distributed in a lump sum to each Participant as soon as administratively feasible.

                                   SECTION 18

                          Inclusion Of Other Companies

18.1 Joinder Generally. Any company which is or becomes a subsidiary, Affiliate or associated company of the Company, may, with the approval of the Board of Directors of the Company, adopt this Plan with respect to its Employees.

18.2 Joinder -- Terms and Condition. With respect to the Employees of any such subsidiary, Affiliate or associated companies which may become included in the Plan, the Board of Directors of the Company shall determine the extent, if any, to which the period of prior employment therewith or with any predecessors thereof shall be recognized as service for the purposes of this Plan.

                                    PART II

                        OF THE MET HOLDINGS CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN

                              --------------------

                                TRUST AGREEMENT

                              --------------------

                        EFFECTIVE DATE: JANUARY 1, 1992

         AGREEMENT made as of the 27th day of December, 1992 by and between Met Holdings Corporation, a corporation duly organized and existing under the laws of Delaware (hereinafter referred to as the "Company") and David A. Smilow, William K. Beauchesne and Thomas Leaton, as trustees of the Met Holdings Corporation Employee Stock Ownership Plan (the "Plan"). The term "Trustee" shall refer herein to the trustees when acting singularly or collectively in their capacity as trustee of the Plan.



                              W I T N E S S E T H

         WHEREAS, the Company did adopt the Met Holdings Corporation Employee Stock Ownership Plan, effective January 1, 1992; and,

         WHEREAS, the contributions of the Company to the Plan are to be placed in trust for the exclusive benefit of Participants and Beneficiaries under the Plan,

         NOW, THEREFORE, the undersigned hereby establish this trust, to be called the Met Holdings Corporation Employee Stock Ownership Plan Trust and mutually covenant and agree as follows:

                               TABLE OF CONTENTS




SECTION NUMBER                                                                                                        PAGE
--------------                                                                                                        ----
 1.      Creation of  Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
 2.      Payments From Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
 3.      Investments, Life Insurance and Annuity Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
 4.      Powers and Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
 5.      Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
 6.      Records and Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
 7.      Trustee's Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
 8.      Compensation of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
 9.      Removal, Resignation of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
10.      Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
11.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                    Part II

                                   SECTION 1

                               Creation of Trust



1.1 Any term used in this Trust Agreement which is defined in the Plan shall have the meaning set forth in such Plan, as in effect from time to time.

1.2 The Company hereby establishes with the Trustee, pursuant to the Plan, a Trust comprising such funds as shall from time to time be deposited with the Trustee by or on behalf of the company and the Participants and any increments thereto and any income therefrom. All such property, hereinafter collectively referred to as the "Trust Fund" shall be held by the Trustee in trust, as herein provided. The Trust Fund shall be held for the exclusive benefit of Participants and Beneficiaries and no part of the corpus or income shall be used for or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries under the Plan.

                                   SECTION 2

                            Payments From Trust Fund

2.1 The Trustee shall, from time to time, on the written authority of the Committee established under the Plan, make payments out of the Trust Fund to such persons, in such manner, in such amounts, and for such purposes as may be specified in such authority. Each such written authority shall be accompanied by a certification that such amounts are for the payment of benefits under the Plan or for the payment of expenses of administering the Plan. The Trustee shall not be responsible in any way with respect to the application of such payments or for the adequacy of the Trust fund to meet and discharge any and all liabilities under the Plan.

2.2 It shall be the duty of the Company, subject to the provisions of the Plan, to certify to the Trustee the names and specimen signature of the members of the Committee acting from time to time; to pay over to the Trustee from time to time its contributions to the trust fund as provided in the Plan; and to keep accurate books and records with respect to the Participants and their compensation.

2.3 All payments of benefits under the Plan shall be made exclusively from the assets of the trust fund as they may be constituted at the time or times of payment, and no person shall be entitled to look to any other source for such payments.

2.4 The Trustee shall be entitled to pay any and all expenses of administering the Trust Fund held hereunder out of the income or principal of the Trust Fund to the extent that such expenses are not paid by the Company.

2.5 In case of doubt concerning the course of administration of the Trust Fund, the Trustee may request advice from the Committee and shall be fully protected in relying upon such advice when given.

2.6 No distribution or payment to any Participant or his Beneficiary under this Trust or the Plan shall be subject in any manner to anticipation, sale, transfer, assignment or encumbrance, whether voluntary or involuntary, and no attempt to so anticipate, sell, transfer, assign or encumber the same shall be valid or recognized by the Trustee, no shall any such distribution or payment be in any way liable for or subject to the debts, contract, liabilities or torts of any person entitled to such distribution or payment, except to the extent as may be required by law or exclusively provided for in the Plan. If the Trustee is notified by the Committee that any such Participant or Beneficiary has been adjudicated bankrupt or has purported to anticipate, sell, transfer, assign or encumber any such distribution or payment, voluntarily or involuntarily, the Trustee shall, as so directed by the Committee, hold or apply such distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary as the Committee shall direct.

2.7 In the event that any distribution or payment directed by the Committee shall be mailed by the Trustee to the person specified in such direction at the latest address of such person on file with the Committee and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall properly notify the Committee of such return. Upon the expiration of sixty (60) days after such notification, such direction shall become void and unless and until further direction by the Committee is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter continue to administer the Trust as if such direction had not been made by the Committee. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

2.8 Where distribution is directed to be made in Company Stock, the Committee or the Trustee shall cause the Company to issue an appropriate stock certificate to the person entitled thereto, to be delivered to such person by the Committee; provided that the Committee and the Trustee (as directed by the Committee) shall comply with the provisions of the Plan relating to the repurchase of Company Stock by the Company or by the Trust. Any portion of a Participant's Account balance to be distributed in cash shall be paid by the Trustee furnishing its check to the Committee for delivery to the Participant (or Beneficiary).

                                   SECTION  3

               Investments, Life Insurance and Annuity Contracts

3.1      Investments

         The Trustee is expressly authorized and empowered to receive and retain any property and investments transferred to the Trustee pursuant to the provisions of this agreement and to invest and reinvest any and all of the funds and property at any time in the Trustee's possession or held in trust by them under the provisions of this agreement in any property, real or personal, or part interest therein, wherever situated, without regard to the proportion such property or property of a similar character so held may bear to the entire amount held and whether or not the same be authorized by law for the investment of Trust Funds, including but not limited to those investments made by the Trustee of its commingled funds, common and preferred stocks (including Common Stock of the Company), shares of open-end management type investment companies, as defined in the Investment Company Act of 1940, personal, corporate and governmental obligations, trusts and participation certificates, oil, mineral or gas properties, royalties, interest rights, including equipment pertaining thereto, leases, mortgages and other interests in realty, notes and other evidences of indebtedness or ownership, secured or unsecured, contracts and chooses in action, or on deposit with any savings banks, trust companies or other financial institutions.

3.2      Insurance Contracts

         The Trustee may invest in life insurance contracts, or may purchase non-transferable annuity contracts, if deemed appropriate by the Company to properly carry out or safeguard the obligations under the Plan subject to the limitations under the Code.

3.3 The Trustee in its discretion may, or at the discretion of the Committee established under the Plan shall, retain in cash and keep unproductive of income such amounts of the Trust Fund as they may deem advisable or the Committee may direct. The Trustee shall not be required to pay interest on such cash balances, or on cash held pending investment.

                                   SECTION 4

                               Powers of Trustee

4.1 The Trustee is authorized and empowered in their discretion, but not by way of limitation:

         (a) to purchase, or subscribe for, any securities or other property, and to retain the same in trust;

         (b) to sell, exchange, convey, transport or otherwise dispose of and to grant options with respect to, any securities or property held by them, by private contract or public auction. Any sale may be made for cash or upon credit, or partly for cash or partly upon credit as the Trustee may deem advisable. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or disposition;

         (c) to retain, manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, interests or rights held by the Trustee or by any corporation organized by them pursuant to this trust agreement upon such terms and conditions as the Trustee deems proper, either alone or by joining with others using other trust assets for any of such purposes if by them deemed advisable; to modify, extend, renew or otherwise adjust any or all of the provisions of any such mortgage or lease, including the waiver of rentals, if by them deemed advisable; and to make provision for the amortization of the investment in or depreciation of the value of such property as they may deem advisable;

         (d) except as provided otherwise in the Plan with respect to Qualifying Employer Securities, to vote personally, or by general or limited proxy, any shares of stock which may be held by them at any time; to exercise personally, or by general or limited power of attorney, any right with respect to any securities or any other property held by them at any time; to exercise any conversion privilege, option and subscription right available in connection with any security or other property held by them at any time; to oppose or consent to the reorganization, consolidation, liquidation, sale, merger, or readjustment of the finances of any corporation, company or association; or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which are held by them at any time; to hold and retain any securities or other property which they may so acquire; and generally, to exercise any of the powers of an owner with respect to stock, bonds, securities, or other property held as part of the Trust Fund;

         (e) to cause any securities or property held as part of the Trust Fund to be registered in their own names or in the name of one or more of their nominees, with or without designating the same as trust property and to hold any investments in bear form, but any such registration or holding by the Trustee shall not relieve it from responsibility for the safe custody and disposition of the Trust Fund, in accordance with the term and provisions of this agreement;

         (f) to borrow or raise money for the purpose of the trust in such amounts and upon such terms and conditions as the Trustee shall deem advisable, and for any sum or sums so borrowed, to issue its promissory notes as Trustee, and to secure the repayment thereof by pledging all or any part of the Trust Fund. No person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of any such borrowing;

         (g) to make, execute, acknowledge and deliver as the Trustee, with or without a provision disclaiming individual liability on the part of any or all of them, any and all deeds, leases, mortgages, conveyances, contracts, waivers and releases;

         (h) to settle, compromise, or submit to arbitration any claims, debts or damages due to or owing from the Trust Fund; to commence or defend suits and legal and administrative proceedings; to renew or extend any mortgage, upon such terms and conditions as they deem advisable; to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or the guaranty pertaining thereto, in any manner, and to any extent they may deem advisable for the protection of the Trust Fund or the preservation of the value of the investment; to waive default, whether in the performance of any covenant or condition of any mortgage, or in the performance of any guaranty, or to enforce any such default in such manner and to such extent as they may deem advisable; to exercise and enforce any and all rights of foreclosure; to bid on property in foreclosure; to take a deed in lieu of foreclosure with or without paying a consideration therefore, and in connection therewith, to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suit or proceeding, at law or in equity, any rights or remedies in respect to any such mortgage or guaranty.

                 The Trustee shall not be obligated to take any action or to appear or participate in any action or proceeding which the Trustee would subject itself to expenses or liabilities unless they shall first be indemnified by the Company in the amounts and in the manner satisfactory to them, or they shall be furnished with funds sufficient in the Trustee's sole judgment to cover the same;

         (i) to consult with legal counsel (who may be of counsel to the Company) concerning any question which may arise with reference to the Trustee's duties under this Agreement, and the opinion of such counsel shall be full and complete protection in respect to any action taken or suffered by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

                 The Trustee may employ such counsel, accountants, actuaries, investment advisors and other agents as it shall deem advisable. The Trustee may charge the compensation of such counsel, accountants, actuaries, investment advisors, and other agents, against the Trust Fund, to the extent that they are not paid by the Company. The Trustee may charge the compensation of the Trustee against the Trust Fund to the extent that they are not paid by the Company;

         (j) to pool all or any of the assets of the Trust Fund, from time to time, with assets belonging to other trusts created by the Company or any company which is or becomes a subsidiary, affiliated or associated Company and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Trust Fund and such other trust, allocating undivided shares of such investments, accounts and pooled assets to the two or more trusts in accordance with their respective interest;

                 In addition, the Trustee may, from time to time, transfer to a pooled investment trust fund or commingled trust fund all or such part of the Trust Fund as it deem advisable, to be commingled with the assets of trust funds created by other employers, for investment purposes. Such part of the Trust fund so transferred shall be subject to the terms and provisions of such pooled or commingled investment trust fund.

                 Any commingling of the Trust Fund shall be made only with funds held under a plan which qualified under Section 401 and 501 of the Code of 1986, as such statute may be from time to time amended or supplemented;

         (k) to do any and all such acts, take all such proceedings, and exercise all such rights and privileges, although not specifically designated herein, as the Trustee may deem necessary to administer the Trust Fund and to carry out the purposes of this trust;

         (l) to continue to have and exercise after the termination of the Plan and until final distribution, all the title, powers, discretions, rights and duties conferred or imposed upon the Trustee hereunder or by law;

         (m) to act in any jurisdictions without being required to furnish any bond or other security to insure the faithful performance of their duties;

         (n) to grant options and to write call options against any securities or other properties or other forms of options directly related, any such call options outstanding upon such terms and for such length of time as then shall seem proper;

         (o) In the event that the Committee directs the Trustee to dispose of any Company Stock held as Trust Assets, under circumstances which require registration and/or qualification of the securities under applicable Federal or state securities laws, then the Company, at its own expense, will take, or cause to be taken, any and all such actions as may be necessary or appropriate to effect such registration and/or qualification.

4.2 Notwithstanding anything to the contrary in this Section 4 or any other section of this Trust Agreement, the Trustee shall not:

         (a) Divert any part of the Trust Fund to any purpose other than for the exclusive benefit of Participants, former Participants, and Beneficiaries under the Plan.

         (b) Make an investment which would be in conflict with the "prohibited transactions" provisions of the Code as currently defined and as hereafter amended or with the provisions of the Employee Retirement Income Security Act of 1974 as currently defined and as hereafter amended, for which there is no exemption.

         (c) Participate knowingly in or knowingly undertake to conceal an act or omission of any Fiduciary to the Plan (as Fiduciary is defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended, the "Act") knowing such act or omission is a breach.

         (d) Conduct itself in the administration of its specific responsibilities hereunder which give rise to its status as a Fiduciary so as to enable another Fiduciary to commit a breach.

4.3 If the Trustee has knowledge of a breach by any other Fiduciary to the Plan, the Trustee shall make reasonable efforts under the circumstances to remedy the breach.

4.4 Notwithstanding anything to the contrary in this Section 4 or any other section of this Trust Agreement, the Committee duly acting under the Company's Plan shall at all times have the power, but shall not be obligated to direct the Trustee in the exercise of any of the powers granted in Section 4.1 above. The Trustee shall make regular reports not less frequently than quarter-annually concerning the exercise of its investment powers under this Section 4 to such Committee, which Committee may issue such directions to the Trustee as it deems advisable. In the absence of any such directions, the Trustee shall be free to exercise its powers hereunder in its own discretion. When acting under such directions, the Trustee shall be free of all liability whatsoever arising as a result of, or attributable to, its actions or failure to act pursuant to such directions. Investments directed by the Committee shall not be in conflict of the "prohibited transactions" provisions of the Internal Revenue Code that is currently defined and as hereafter amended or with the provisions of the Employee Retirement Income Security Act of 1974 as currently defined and hereafter amended, for which there is no exemption.

4.5 The Trustee shall discharge its duties under this Agreement solely in the interests of the Participants of the Plan and their Beneficiaries and for the exclusive purpose of providing benefits to such Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, all in accordance with the provisions of this Trust Agreement so far as they are consistent with the provisions of the Employee Retirement Income Security Act of 1974, as this agreement and the said act may be from time to time amended; but the duties and obligations of the Trustee as such shall be limited to those expressly imposed upon by this Trust Agreement notwithstanding any reference herein to the Plan, or to the provision thereof, it being hereby expressly agreed that the Trustee is not a party to the Plan.

4.6 Notwithstanding anything to the contrary in this Section 4 or any other section of this Trust Agreement and pursuant to Section 409(e) of the Code, all "Registration-Type" Company stock allocated to a Participant's Account shall be voted by the Trustee in accordance with the instructions of the Participant.

If the Company Stock is not a registration-type class of securities pursuant to
Section 409(e) of the Code, the Participants are entitled to direct the Trustee concerning voting allocated stock with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets or similar transaction. The Committee shall direct the voting of such stock in all other matters.

Company Stock which has not yet been allocated and allocated stock for which no voting direction has been received by Participants in a timely manner shall be voted by the Trustee in the same manner as such allocated shares are voted by Participants; provided that if Participants make no directions as to the voting of allocated shares or if no shares are allocated to Participants, the unallocated shares shall be voted as directed by the Committee, or otherwise by the Trustee in its discretion.

                                   SECTION 5

                                   Amendment

5.1 The Company reserves the right, at any time and from time to time, by action of its Board of Directors and by notice to the Trustee to modify or amend, in whole or in part any or all of the provisions of this Agreement; provided that no such modification or amendment shall make it possible for any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan or the administrative expenses of the Plan and provided that no modification or amendment shall be effective until filed with the Trustee and until the Company certifies to the Trustee that such modification or amendment does not make it possible for any portion of the Trust Fund to be returned to the Company; and provided further, that no modification or amendment which affects the rights, duties or responsibilities of the Trustee may be made without their consent.
         Any modification or amendment may be made retroactively effective if in the opinion of the Board of Directors of the Company such modification or amendment is necessary or advisable.

                                   SECTION 6

                              Records and Reports

6.1 The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, valuations of the Trust Fund, and other transactions. All accounts, books and records relating to such transactions shall be open at all reasonable times to inspection by any person or persons designated in writing by the Company.

6.2 Within ninety (90) days following the close of each fiscal year of the Company, the Trustee shall file a written report with the Company and the Committee established under the Plan setting forth their determination of the fair market value of all assets in the Trust Fund as of the close of business on the last of each such fiscal year, or if such day is not a business day, as of the close of business on the next preceding business day. Each such report shall also contain a written accounting setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee during the preceding fiscal year, the net earnings or losses of the Trust Fund for such fiscal year, and the securities and other property held at the end of such period. Each such annual report shall not include any contributions made by the Company or the Participants as of or subsequent to such Valuation Date. In addition to the annual valuations and reports required under this Section, the Trustee shall prepare valuations and reports on such other occasions as may be required under the Plan.

6.3 Within ninety (90) days from the date of filing an account referred to in this Section, the Committee may file with the Trustee either its written approval, or its written disapproval, with the reasons therefore, of the account so rendered. Upon the filing of such approval of the Trustee's account, or at the expiration of ninety (90) days after the filing of such account if neither written approval nor disapproval thereof shall have been filed with the Trustee, the account of the Trustee shall be deemed to have been approved and the Trustee shall be forever relieved from all liability, responsibility and accountability for its acts as set forth in said account.

                                   SECTION 7

                           Trustee's Responsibilities

7.1 The Trustee and the members of the Committee shall discharge their duties with respect to the Trust solely in the interest of the Participants in the Participating Plans and their Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

7.2 No Fiduciary under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibilities are allocated to such other persons by this Agreement or pursuant to a procedure established in this Agreement except to the extent that:

         (a) such Fiduciary participated knowingly in, or knowingly undertook to conceal, an act or omission of such other person, knowing such act or omission to be a breach of fiduciary responsibilities;

         (b) such Fiduciary, by his failure to comply with Section 404(a)(1) of the Act (or any successor statutory provision) in the administration of his specific responsibilities which give rise to his state as a fiduciary, has enabled such other person to commit a breach of fiduciary responsibility;

         (c) such Fiduciary has knowledge of a breach of fiduciary responsibility by such other person, unless he makes reasonable efforts under the circumstances to remedy the breach; or

         (d) such Fiduciary is a "named fiduciary" (as such term is defined in Section 402(a)(2) of the Act, or any successor statutory provision) and has violated his duties under Section 404(a)(1) of the Act (or any successor statutory provision);

                 1. with respect to the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement;

                 2. with respect to the establishment or implementation of procedures for allocating fiduciary responsibilities among named fiduciaries or for designating persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement; or

                 3. in continuing the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement.

7.3 Anything in this Agreement, or any amendment thereof, to the contrary notwithstanding, no provision of this Agreement shall be so construed as to violate the requirements of Section 404, 405, 406 and 407 of the Act (or any successor statutory provision).

7.4 The Trustee shall obtain not less often than annually Independent Appraisals of the valuations of Employer Securities which are not readily tradable on an established securities market with respect to activities carried on by the Plan. The Independent Appraiser shall meet the requirements similar to those contained in Treasury regulations under Section 170(a)(1) and 401(a)(28)(C) of the Code.

                                   SECTION 8

                            Compensation of Trustee

8.1 The Trustee shall be reimbursed for any reasonable expenses including counsel, accounting, actuarial and investment advisory fees, incurred by it in the administration of the Trust Fund. Such expenses and all taxes of any and all kinds whatsoever that may be levied upon, or in respect of the Trust Fund or the income thereof, shall be paid by the Company.

8.2 The Trustee shall not be liable for making, holding, or disposing of any investment permitted by this agreement or for failing to make, hold, or dispose of any such investment, so long as the Trustee has acted with such prudence, diligence, care, and skill under the then-current circumstances as a prudent person acting in a similar fiduciary capacity and familiar with such matters would employ in administering a trust of this type. The Trustee shall be completely protected in acting, or failing to act, in reliance upon any properly communicated instruction or direction of the Administrator, and also in reliance upon any instrument, document, certificate, or other paper reasonably believed by the Trustee to be genuine and to be signed or presented by the proper person.

                                   SECTION 9

                  Appointment, Removal, Resignation of Trustee

9.1 The Board of Directors of the Company may appoint or remove the Trustee, or any individual serving as one of the trustees, at any time, by giving written notice to such Trustee, the remaining Trustee or individual trustee(s) and the Committee established under the Plan. Any Trustee or individual trustee(s) may resign, at any time, by giving sixty (60) days written notice to the remaining Trustee or individual trustee(s), the Company and the Committee. The removal or resignation of a Trustee or individual trustee(s) shall be effective as of the date specified in the notice.

9.2 In the event of a vacancy in the office of Trustee arising by death, removal, resignation, refusal to act, or inability to act of any trustee or individual trustee(s), the Board of Directors of the Company shall appoint a Successor Trustee who, upon acceptance of such appointment, shall have the same powers and duties as those conferred upon the original Trustee hereunder, and the title to all of the funds and properties constituting the Trust Fund shall vest jointly in those who shall from time to time be the Trustee hereunder. Upon request of such Successor Trustee, the Company and the Trustee ceasing to act shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required to more fully and certainly invest and confirm in such Successor Trustee all the right, title and interest of the retiring Trustee in and to the Trust Fund.

9.3 A Successor Trustee, in the administration of the Trust Fund shall be governed by this Agreement, and have all the powers herein given to the Trustee, subject to such further restrictions as the Board of Directors of the Company may then determine. At any time advisable in their judgment, the Board of Directors of the Company may terminate the administration of the Trust Fund by individual Trustee, and may appoint as Trustee, an incorporated Trust Company. Pending the appointment of any Successor Trustee and the acceptance of such appointment, the remaining Trustee shall have full power to take any action authorized under this agreement.

9.4 No Successor Trustee shall be liable or responsible for anything done or omitted in the administration of the Trust prior to the date it became such Successor Trustee, nor, except upon the Employer's written direction, shall it be required to audit or otherwise inquire into or take any action concerning the acts of any predecessor Trustee.

                                   SECTION 10

                                     Taxes

10.1 This Agreement and Trust hereby created are part of the Plan for the exclusive benefit of the Participants and Beneficiaries under the Plan, which Plan the Company intends shall qualify under Section 401(a) of the Code, until advised to the contrary, that the trust is exempt from tax under Section 501(a) of the Code. However, any taxes that may be assessed on or in respect of the Trust Fund shall be a charge against the Trust Fund. The Trustee may assume that any taxes assessed on or in respect of the Trust Fund are lawfully assessed unless the Company shall in writing advise the Trustee that, in the opinion of its counsel, such taxes are not lawfully assessed. In the event that the Company shall so advise the Trustee, the Trustee shall contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but at the expense of the Company; or the Company may itself contest the validity of any such taxes in any manner deemed appropriate by it or its counsel. The word "taxes" in this Section 10 shall be deemed to include any interest or penalties that may be levied or imposed in respect to any taxes.

                                   SECTION 11

                                 Miscellaneous

11.1 In any action or proceeding involving this Agreement, or its administration, the Company and the Trustee shall be the only necessary parties, and no Participant or his Beneficiary or any other person having or claiming to have an interest in the Trust Fund shall be entitled to any notice of process.

11.2 Headings of Sections of this Agreement are inserted for convenience of reference. They constitute no part of this agreement and are not to be considered in the construction hereof.

11.3 Wherever any words are used herein in the masculine gender they shall be construed as though they were also in the feminine gender, in all cases where they would so apply. Wherever any words are used herein in the singular form they shall be construed as though they were used in the plural form, and vice versa, in all cases where they would so apply.

11.4 This Agreement and all of its provisions shall be construed according to the laws of the Commonwealth of Virginia and all provisions shall be administered according to, and their validity shall be determined under, such laws.

11.5 Any subsidiary, affiliated or associated company of the Company which has been authorized by the Company to participate in the Plan with respect to its employees may hereafter become a party to this agreement by executing and delivering to the Trustee an instrument in writing executed in the same manner as this agreement, accepting and adopting the provisions of this agreement on behalf of such Company, to which shall be appended the consent of the Company and the acceptance of the Trustee. No consent of any subsidiary, affiliated or associated company shall be requisite or necessary to the inclusion of any other subsidiary, affiliated or associated company as a party of this agreement.

11.6     (a)     The Company shall indemnify the Trustee against any liability to any Participant or Beneficiary under the Plan for any action taken by the Trustee under directions from the Committee.

         (b) The Company or the Trustee may purchase insurance to secure themselves, the Trust Fund, or other fiduciaries against liability or losses occurring by reason of an act or omission of any fiduciary, provided that such insurance shall permit recourse by the insurer against the fiduciary in case of a breach of fiduciary duty.

11.7 The Trustee shall use ordinary care and reasonable diligence in the exercise of its powers and the performance of its duties as Trustee hereunder, but shall not be liable for any mistake in judgment or other action taken in good faith, or for any loss, unless resulting from its own negligence, willful misconduct, or lack of good faith.

11.8 The Company may engage any person or corporation as its agent in the performance of any duties required of the Company or the Committee under the Plan, but such agency employment shall not be deemed to increase the responsibility or liability of the Trustee as Trustee under this Trust Agreement.

11.9 The Trustee shall not be bound by any notice, direction or other communication provided by the Committee unless and until it shall have been received in writing, signed by a majority of the members of such Committee, at its principal office. Notices and communications from the Trustee to the Committee shall be addressed to the members as then certified to the Trustee by the Company at the office of the Company. In all matters wherein the Trustee is entitled to rely upon directions or communications from the Committee, the Trustee shall be entitled to so rely whether or not there are at least three (3) members of such Committee, as long as such directions or communications are signed by a majority of the then members of the Committee as certified to the Trustee by the Company. If at any time there shall be no member as such Committee acting, the Trustee shall be entitled to look to the Company itself for all directions and communications which would otherwise come from the Committee.

11.10 This Trust shall be deemed a Commonwealth of Virginia Trust, and its validity, construction and effect shall be governed by the law of such state. It is the intent of the parties that this Trust be a Trust exempt from income taxation under the Federal income tax laws, and any ambiguities in construction shall be resolved in favor of interpretations which will effectuate such intention.

11.11    This Agreement shall be effective as of January 1, 1992.

11.12    Mistaken Contributions

         Except as otherwise provided herein, the assets of the Plan shall not inure to the benefit of the Company, and shall be held for the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan. Notwithstanding the foregoing sentence:

         (a) If a contribution is made by the Company under a mistake of fact, such contribution may be returned, at the discretion of the Company, within one (1) year after payment of such contribution.

         (b) All contributions to the Plan are conditioned on the initial qualification of the Plan under Section 401 of the Code. If the Plan does not so qualify initially for any Plan Year for which a contribution is made, such contribution may be returned, at the discretion of the Company, within one (1) year after the date of denial of the initial qualification of the Plan.

         (c) All contributions to the Plan are conditioned upon the deductibility thereof, for federal income tax purposes, under
                 Section 404 of the Code. If and to the extent that such deduction is disallowed, the Company's contribution (to the extent disallowed) may be returned, at the discretion of the Company, within one (1) year after the disallowance of the deduction.

11.13 In the event any controversy or disagreement shall arise as to the person or persons to whom payment or delivery of any funds or property shall be made by the Trustee, the Trustee may, without liability, retain the funds or property involved pending settlement of the controversy or disagreement or pending an adjudication by a court of competent jurisdiction. The Trustee shall not be liable for the payment of any interest or income on the cash or other property held by the Trustee under such circumstances.

11.14 The Trustee may consult with legal counsel (who may be counsel for the Employer) with respect to the construction of this Trust Agreement or the Trustee's duties hereunder, or with respect to any legal proceedings or in any question of law, and shall have no liability with respect to any action taken or omitted by the Trustee in good faith pursuant to the advice of such counsel to the extent permitted by law.

         IN WITNESS WHEREOF, the Company by its duly authorized officers, has caused this Agreement to be executed, and its corporate seal affixed, and the Trustee has executed this Agreement, this 27th day of December, 1992.



MET HOLDINGS CORPORATION





By:
   ----------------------------------------
                 Its President



TRUSTEE



-------------------------------------------
                 Trustee



-------------------------------------------
                 Trustee



-------------------------------------------
                 Trustee